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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY	10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna — 1345 Avenue of the Americas, New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: January 31, 2011

Date of reporting period: January 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Annual Report

January 31, 2011

PIMCO Strategic Global Government Fund, Inc.

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	1

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Dear Stockholder:

The U.S. economy expanded throughout the fiscal twelve-month period ended January 31, 2011, providing clear and convincing evidence that the recession of 2007-09 was finally over. Gross domestic product (“GDP”) grew at a 3.7% annualized rate between January and March 2010, eased to 1.7% during the second quarter and accelerated to a 2.6% and 2.8% annualized rate, respectively, during the third and fourth quarters of 2010. In January 2011, the final month of the fiscal year, this strengthening trend continued.

Against this backdrop, U.S. government and corporate bonds rose, though not without volatility. At the beginning of the fiscal period, many fixed-income investors, eyeing the strengthening economy, shifted out of lower yielding U.S. Treasury bonds and into corporate bonds and stocks. This narrative, however, would change, as GDP slowed and investors fretted about international developments such as sovereign debt concerns in Europe and the cooling of China’s red-hot economy. Many investors reversed course, moving right back into the perceived safety of U.S. Treasuries. Yields on the benchmark 10-year Treasury bond reflected this shift, falling from 4.01% in April 2010 to 2.41% in October 2010. The markets pivoted yet again as the fiscal year drew to a close, as the U.S. economy accelerated and investor fears eased. By the end of the twelve-month reporting period, the yield on the 10-year Treasury had rebounded to 3.37%. Bond prices, which move in the opposite direction of bond yields, bounced up and down accordingly.

Twelve Months in Review

For the fiscal twelve-month period ended January 31, 2011, PIMCO Strategic Global Government Fund, Inc. returned 26.80 % on net asset value (“NAV”) and 11.82% on market price. In contrast, U.S. government bonds, as measured by the Barclays Capital Long Term U.S. Treasury Index, gained 4.29% and the Barclays Capital U.S. Credit Index, which reflects corporate bond performance, rose 7.03%. The Barclays Capital U.S. Aggregate Bond Index, a measure of the broad U.S. bond market, returned 5.06%, and the Barclays Capital U.S. Intermediate Aggregate Bond Index, a broad measure of intermediate-term bonds, rose 4.92%. Mortgage-backed securities, represented by the Barclays Capital Mortgage Index, advanced 4.12%. The Barclays Capital Global Aggregate Bond Index, a broad market measure of U.S. and non-U.S. government and corporate bonds, advanced 5.30%. During the twelve-month reporting period, U.S. stocks rose, with the Standard & Poor’s 500 Index increasing 22.19%.

2	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

The U.S. Federal Reserve (“the Fed”) indicated it would purchase up to $900 billion in U.S. Treasury bonds through June 2011. The goal of this “quantitative easing,” was to keep stimulating the economy by lowering interest rates. The Fed continued to maintain its closely-watched Federal Funds Rate, the rate banks charge to lend federal funds to other banks, usually on an overnight basis, in the 0.0% to 0.25% range. However, the Fed did raise the discount rate, the interest rate it charges banks for direct loans, to 0.75% from 0.50%. This was perceived as a signal for banks to borrow money not from the government, but from a healthier private sector.

The Road Ahead

Although housing remains troubled and unemployment is stubbornly high, concerns that the U.S. economy could slip back into recession have faded. We anticipate that the recovery that began in the summer of 2009 will continue and may, in fact, shift into a higher gear. At some point, companies are likely to accelerate hiring and since the American consumer represents approximately two-thirds of U.S. economic activity, this should boost the expansion still further. We caution, however, that interest rates, which typically rise during an economic recovery, may head higher and act as an economic headwind.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & CEO

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	3

PIMCO Strategic Global Government Fund, Inc. Fund Insights

January 31, 2011 (unaudited)

For the fiscal year ended January 31, 2011 PIMCO Strategic Global Government Fund, Inc. returned 26.80 % on net asset value (“NAV”) and 11.82% on market price. The unmanaged Barclays Capital U.S. Aggregate Bond and Barclays Capital U.S. Intermediate Aggregate Bond Indexes returned 5.06% and 4.92%, respectively, during the reporting period.

Bond markets turned in a solid performance in 2010 overall, though gains were moderated by a partial retracement in the fourth quarter. Sovereign and high-quality bonds in particular benefited from general risk aversion early in the year, as mounting concerns about the fiscal health of peripheral European economies as well as continued anemic employment and housing data in the U.S. weighed on expectations. Concerns in the U.S. centered on the waning effects of policy stimulus as unemployment remained stubbornly high and consumer confidence weakened. The uncertain impact of new regulations for the health care and financial services industries also added to the anxiety.

The creation of the Greek bailout package late in the second quarter served to reassure markets, as did the growing expectation for further quantitative easing by the Federal Reserve (the “Fed”), leading to a sharp and sustained rally for risk assets from July through the end of October. In November, the Fed announced its widely anticipated second round of quantitative easing (“QE2”), which included a commitment to buy a total of as much as $850 to $900 billion of longer-maturity Treasuries through June 2011. Gains in manufacturing, retail sales and consumer confidence, as well as surging equity markets and increasing inflation expectations indicated that the Fed’s efforts were having an impact. While QE2 raised concern in some quarters about long term inflation risk, actual levels of inflation excluding volatile food and fuel costs remained below the Fed’s targeted range during the quarter. Treasury yields rose in the final months of the year as investors turned to riskier assets in pursuit of higher returns. For the 12-month review period, 10-year U.S. Treasury yields declined 21 basis points to end January 2011 at 3.37%.

4	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

Risk exposures drive absolute gains

Several factors contributed to the Fund’s absolute returns during the fiscal year. The Fund’s portfolio was well-positioned to benefit from the steepening of the U.S. yield curve during the fiscal year, in which the 2-year Treasury yield fell 25 basis points and the 30-year yield rose by 8 basis points. An overweight to duration, or sensitivity to changes in market interest rates, also boosted performance given the decline in Treasury yields.

Sector positioning also supported the Fund’s returns during the period. An overweighing to U.S. investment-grade credit enhanced to returns as corporate credit outperformed like-duration Treasuries. Within corporate, the Fund’s emphasis on financials was particularly helpful as this sector outperformed the broader corporate market. Agency mortgage-backed securities (MBS) also outperformed like-duration Treasuries during the fiscal year, making an overweighing to the sector beneficial to the Fund’s absolute returns for 12-month reporting period.

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	5

PIMCO Strategic Global Government Fund, Inc. Fund Performance & Statistics

January 31, 2011 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	11.82%	26.80%
5 Year	9.84%	12.12%
10 Year	10.60%	9.86%
Commencement of Operations (2/24/94) to 1/31/11	9.03%	8.62%

Market Price/NAV Performance:

Commencement of Operations (2/24/94) to 1/31/11

Market Price/NAV:

Market Price	$10.44
NAV	$9.97
Premium to NAV	4.71%
Market Price Yield(2)	8.62%

Moody’s Ratings

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to shareholders by the market price per share at January 31, 2011.

6	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2011

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
U.S. GOVERNMENT AGENCY SECURITIES – 175.6%
Fannie Mae – 129.1%
	$28	2.45%, 4/1/30, FRN, MBS (k)	Aaa/AAA	$28,647
	8	2.525%, 10/1/31, FRN, MBS	Aaa/AAA	8,026
	21	2.53%, 9/1/28, FRN, MBS	Aaa/AAA	21,795
	73	2.614%, 11/1/27, FRN, MBS (k)	Aaa/AAA	76,467
	143	2.65%, 3/1/32, FRN, MBS (k)	Aaa/AAA	149,768
	9	2.665%, 2/1/32, FRN, MBS	Aaa/AAA	9,801
	93	2.69%, 12/1/28, FRN, MBS (k)	Aaa/AAA	97,630
	84	2.75%, 3/1/31, FRN, MBS (k)	Aaa/AAA	88,884
	48	2.809%, 2/1/27, FRN, MBS (k)	Aaa/AAA	50,506
	229	2.815%, 12/1/30, FRN, MBS (k)	Aaa/AAA	241,569
	110	2.847%, 12/1/25, FRN, MBS (k)	Aaa/AAA	115,740
	63,000	4.00%, MBS, TBA (e)	Aaa/AAA	62,317,047
	430	4.25%, 11/25/24, CMO (k)	Aaa/AAA	451,419
	16	4.25%, 3/25/33, CMO	Aaa/AAA	16,745
	4,311	4.50%, 7/25/40, CMO (k)	Aaa/AAA	4,273,663
	153,000	4.50%, MBS, TBA (e)	Aaa/AAA	155,892,618
	13	5.00%, 12/1/18, MBS	Aaa/AAA	14,252
	76	5.50%, 8/25/14, CMO (k)	Aaa/AAA	78,041
	22	5.50%, 12/25/16, CMO	Aaa/AAA	24,064
	125	5.50%, 7/25/24, CMO (k)	Aaa/AAA	133,008
	15,018	5.50%, 11/25/32, CMO (k)	Aaa/AAA	16,436,232
	2,870	5.50%, 6/1/33, MBS (k)	Aaa/AAA	3,091,724
	793	5.50%, 7/1/33, MBS (k)	Aaa/AAA	854,871
	9	5.50%, 9/1/33, MBS	Aaa/AAA	9,729
	1,157	5.50%, 10/1/33, MBS (k)	Aaa/AAA	1,246,269
	42	5.50%, 12/1/33, MBS (k)	Aaa/AAA	45,082
	658	5.50%, 1/1/34, MBS (k)	Aaa/AAA	709,004
	6,940	5.50%, 2/1/34, MBS (k)	Aaa/AAA	7,476,878
	81	5.50%, 7/1/34, MBS (k)	Aaa/AAA	86,981
	549	5.50%, 8/1/34, MBS (k)	Aaa/AAA	591,955
	174	5.50%, 10/1/34, MBS (k)	Aaa/AAA	186,972
	887	5.50%, 12/25/34, CMO (k)	Aaa/AAA	970,215
	1,370	5.50%, 4/25/35, CMO (k)	Aaa/AAA	1,490,543
	148	5.50%, 9/1/35, MBS (k)	Aaa/AAA	159,474
	39	5.50%, 1/1/36, MBS (k)	Aaa/AAA	41,741
	92	5.50%, 8/1/37, MBS (k)	Aaa/AAA	98,563
	397	5.50%, 6/1/38, MBS (k)	Aaa/AAA	427,765
	954	5.50%, 7/1/38, MBS (k)	Aaa/AAA	1,027,451
	9,311	5.50%, 12/1/38, MBS (k)	Aaa/AAA	9,994,307
	412	5.50%, 3/1/39, MBS (k)	Aaa/AAA	443,221
	101,000	5.50%, MBS, TBA (e)	Aaa/AAA	107,975,363
	100	5.75%, 6/25/33, CMO (k)	Aaa/AAA	109,422
	2,500	5.807%, 8/25/43, CMO (k)	Aaa/AAA	2,769,735
	50	6.00%, 2/25/17, CMO (k)	Aaa/AAA	54,333
	262	6.00%, 4/25/17, CMO (k)	Aaa/AAA	285,314
	1,921	6.00%, 12/1/32, MBS (k)	Aaa/AAA	2,118,411
	1,625	6.00%, 1/1/33, MBS (k)	Aaa/AAA	1,792,428

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	7

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2011 (continued)

Principal Amount (000s)				Credit Rating (Moody’s/S&P)*	Value
Fannie Mae (continued)
	$418		6.00%, 2/1/33, MBS (k)	Aaa/AAA	$460,865
	3,927		6.00%, 4/1/35, MBS (k)	Aaa/AAA	4,330,660
	5,269		6.00%, 1/1/36, MBS (k)	Aaa/AAA	5,761,635
	1,457		6.00%, 10/1/36, MBS (k)	Aaa/AAA	1,606,665
	8,224		6.00%, 9/1/37, MBS (k)	Aaa/AAA	8,962,159
	14,353		6.00%, 4/1/39, MBS (k)	Aaa/AAA	15,695,811
	6,321		6.00%, 1/25/44, CMO (k)	Aaa/AAA	6,984,150
	78		6.434%, 12/25/42, CMO, VRN (k)	Aaa/AAA	90,702
	19		6.50%, 5/1/13, MBS	Aaa/AAA	21,138
	17		6.50%, 10/1/13, MBS	Aaa/AAA	18,201
	117		6.50%, 2/1/14, MBS (k)	Aaa/AAA	128,197
	157		6.50%, 10/1/18, MBS (k)	Aaa/AAA	172,081
	133		6.50%, 9/1/19, MBS (k)	Aaa/AAA	145,545
	221		6.50%, 1/1/20, MBS (k)	Aaa/AAA	241,854
	226		6.50%, 6/25/23, CMO (k)	Aaa/AAA	260,024
	2		6.50%, 12/1/23, MBS	Aaa/AAA	1,805
	–	(g)	6.50%, 3/1/24, MBS	Aaa/AAA	107
	22		6.50%, 4/1/27, MBS	Aaa/AAA	24,217
	165		6.50%, 11/18/27, CMO (k)	Aaa/AAA	183,684
	11		6.50%, 1/1/28, MBS	Aaa/AAA	12,421
	476		6.50%, 2/1/28, MBS (k)	Aaa/AAA	534,961
	18		6.50%, 4/1/28, MBS	Aaa/AAA	20,555
	113		6.50%, 9/1/28, MBS (k)	Aaa/AAA	126,861
	637		6.50%, 11/1/28, MBS (k)	Aaa/AAA	719,124
	68		6.50%, 1/1/29, MBS (k)	Aaa/AAA	76,700
	37		6.50%, 2/1/29, MBS (k)	Aaa/AAA	41,205
	414		6.50%, 3/1/29, MBS (k)	Aaa/AAA	467,428
	62		6.50%, 4/1/29, MBS (k)	Aaa/AAA	69,739
	24		6.50%, 5/1/29, MBS (k)	Aaa/AAA	27,345
	58		6.50%, 6/1/29, MBS (k)	Aaa/AAA	65,515
	744		6.50%, 7/1/29, MBS (k)	Aaa/AAA	840,125
	14		6.50%, 8/1/29, MBS	Aaa/AAA	15,798
	5		6.50%, 9/1/29, MBS	Aaa/AAA	5,262
	8		6.50%, 12/1/29, MBS	Aaa/AAA	9,125
	202		6.50%, 4/1/31, MBS (k)	Aaa/AAA	228,199
	141		6.50%, 5/1/31, MBS (k)	Aaa/AAA	156,171
	141		6.50%, 8/1/31, MBS (k)	Aaa/AAA	156,066
	1,271		6.50%, 9/25/31, CMO (k)	Aaa/AAA	1,417,252
	57		6.50%, 10/1/31, MBS (k)	Aaa/AAA	62,999
	31		6.50%, 11/1/31, MBS (k)	Aaa/AAA	34,051
	2,039		6.50%, 3/25/32, CMO (k)	Aaa/AAA	2,358,401
	38		6.50%, 6/1/32, MBS (k)	Aaa/AAA	42,453
	118		6.50%, 8/1/32, MBS (k)	Aaa/AAA	130,410
	62		6.50%, 9/1/32, MBS (k)	Aaa/AAA	69,424
	424		6.50%, 10/1/32, MBS (k)	Aaa/AAA	479,140
	256		6.50%, 5/1/33, MBS (k)	Aaa/AAA	289,264
	75		6.50%, 6/1/33, MBS (k)	Aaa/AAA	84,436
	134		6.50%, 7/1/33, MBS (k)	Aaa/AAA	150,877

8	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2011 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Fannie Mae (continued)
	$163	6.50%, 8/1/33, MBS (k)	Aaa/AAA	$184,290
	458	6.50%, 9/1/33, MBS (k)	Aaa/AAA	516,566
	1,300	6.50%, 10/1/33, MBS (k)	Aaa/AAA	1,468,399
	941	6.50%, 11/1/33, MBS (k)	Aaa/AAA	1,063,017
	181	6.50%, 12/1/33, MBS (k)	Aaa/AAA	204,042
	487	6.50%, 1/1/34, MBS (k)	Aaa/AAA	549,024
	61	6.50%, 2/1/34, MBS (k)	Aaa/AAA	68,380
	27	6.50%, 3/1/34, MBS (k)	Aaa/AAA	30,098
	64	6.50%, 4/1/34, MBS (k)	Aaa/AAA	72,245
	75	6.50%, 5/1/34, MBS (k)	Aaa/AAA	84,112
	736	6.50%, 7/1/34, MBS (k)	Aaa/AAA	828,517
	546	6.50%, 8/1/34, MBS (k)	Aaa/AAA	615,085
	671	6.50%, 9/1/34, MBS (k)	Aaa/AAA	755,670
	15	6.50%, 10/1/34, MBS	Aaa/AAA	17,531
	343	6.50%, 11/1/34, MBS (k)	Aaa/AAA	385,530
	242	6.50%, 12/1/34, MBS (k)	Aaa/AAA	272,098
	179	6.50%, 2/1/35, MBS (k)	Aaa/AAA	201,850
	117	6.50%, 4/1/35, MBS (k)	Aaa/AAA	132,476
	53	6.50%, 7/1/35, MBS (k)	Aaa/AAA	59,506
	199	6.50%, 10/1/35, MBS (k)	Aaa/AAA	224,504
	993	6.50%, 6/1/36, MBS (k)	Aaa/AAA	1,122,901
	3,484	6.50%, 12/1/36, MBS (k)	Aaa/AAA	3,909,884
	392	6.50%, 4/1/37, MBS (k)	Aaa/AAA	436,268
	2,739	6.50%, 2/1/38, MBS (k)	Aaa/AAA	3,076,932
	1,166	6.50%, 7/1/39, MBS (k)	Aaa/AAA	1,303,185
	1,206	6.50%, 12/25/41, CMO (k)	Aaa/AAA	1,386,805
	3,438	6.50%, 7/25/42, CMO (k)	Aaa/AAA	3,788,681
	292	6.50%, 8/25/42, CMO (k)	Aaa/AAA	336,635
	3,828	6.50%, 9/25/42, CMO (k)	Aaa/AAA	4,240,172
	49	6.50%, 10/25/42, CMO (k)	Aaa/AAA	56,248
	1,371	6.50%, 6/25/44, CMO (k)	Aaa/AAA	1,577,283
	232	6.50%, 11/1/47, MBS (k)	Aaa/AAA	255,658
	58	6.85%, 12/18/27, CMO (k)	Aaa/AAA	64,828
	68	7.00%, 7/18/12, CMO (k)	Aaa/AAA	70,309
	43	7.00%, 1/1/13, MBS (k)	Aaa/AAA	44,045
	18	7.00%, 2/1/15, MBS	Aaa/AAA	19,615
	193	7.00%, 3/1/16, MBS (k)	Aaa/AAA	214,227
	86	7.00%, 5/1/16, MBS (k)	Aaa/AAA	95,410
	77	7.00%, 11/1/16, MBS (k)	Aaa/AAA	81,091
	302	7.00%, 5/1/17, MBS (k)	Aaa/AAA	334,528
	78	7.00%, 11/1/17, MBS (k)	Aaa/AAA	85,350
	646	7.00%, 7/1/21, MBS (k)	Aaa/AAA	706,482
	127	7.00%, 11/1/24, MBS (k)	Aaa/AAA	143,742
	9	7.00%, 10/1/25, MBS	Aaa/AAA	10,599
	44	7.00%, 6/18/27, CMO (k)	Aaa/AAA	49,877
	5	7.00%, 9/1/27, MBS	Aaa/AAA	5,914
	9	7.00%, 11/1/27, MBS	Aaa/AAA	10,629
	35	7.00%, 12/1/27, MBS (k)	Aaa/AAA	39,788

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	9

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2011 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Fannie Mae (continued)
	$3	7.00%, 5/1/28, MBS	Aaa/AAA	$3,344
	18	7.00%, 6/1/28, MBS	Aaa/AAA	20,452
	51	7.00%, 2/1/29, MBS (k)	Aaa/AAA	58,793
	141	7.00%, 3/1/29, MBS (k)	Aaa/AAA	160,928
	138	7.00%, 4/1/29, MBS (k)	Aaa/AAA	156,659
	72	7.00%, 5/1/29, MBS (k)	Aaa/AAA	82,375
	54	7.00%, 6/1/29, MBS (k)	Aaa/AAA	61,306
	22	7.00%, 7/1/29, MBS	Aaa/AAA	25,072
	79	7.00%, 9/1/29, MBS (k)	Aaa/AAA	89,364
	31	7.00%, 10/1/29, MBS	Aaa/AAA	35,344
	1	7.00%, 11/1/29, MBS	Aaa/AAA	949
	14	7.00%, 3/1/30, MBS	Aaa/AAA	16,304
	5,667	7.00%, 4/1/30, MBS (k)	Aaa/AAA	6,452,803
	137	7.00%, 5/1/30, MBS (k)	Aaa/AAA	156,000
	13	7.00%, 4/1/31, MBS	Aaa/AAA	15,127
	11	7.00%, 6/1/31, MBS	Aaa/AAA	12,090
	37	7.00%, 7/1/31, MBS	Aaa/AAA	42,980
	105	7.00%, 8/1/31, MBS (k)	Aaa/AAA	119,937
	97	7.00%, 9/1/31, MBS (k)	Aaa/AAA	110,520
	14	7.00%, 11/1/31, MBS	Aaa/AAA	15,805
	140	7.00%, 12/1/31, MBS (k)	Aaa/AAA	160,286
	71	7.00%, 1/1/32, MBS (k)	Aaa/AAA	77,707
	148	7.00%, 2/1/32, MBS (k)	Aaa/AAA	168,945
	50	7.00%, 4/1/32, MBS (k)	Aaa/AAA	57,641
	143	7.00%, 5/1/32, MBS (k)	Aaa/AAA	163,040
	139	7.00%, 6/1/32, MBS (k)	Aaa/AAA	159,387
	64	7.00%, 7/1/32, MBS (k)	Aaa/AAA	73,570
	25	7.00%, 8/1/32, MBS	Aaa/AAA	28,557
	354	7.00%, 9/25/32, CMO (k)	Aaa/AAA	399,067
	186	7.00%, 9/1/33, MBS (k)	Aaa/AAA	210,364
	354	7.00%, 11/1/33, MBS (k)	Aaa/AAA	403,596
	602	7.00%, 1/1/34, MBS (k)	Aaa/AAA	679,544
	150	7.00%, 7/1/34, MBS (k)	Aaa/AAA	166,224
	152	7.00%, 2/25/35, CMO (k)	Aaa/AAA	186,043
	158	7.00%, 3/1/35, MBS (k)	Aaa/AAA	179,949
	2,105	7.00%, 7/1/36, MBS (k)	Aaa/AAA	2,360,273
	1,591	7.00%, 9/25/41, CMO, VRN (k)	Aaa/AAA	1,830,195
	176	7.00%, 10/25/41, CMO (k)	Aaa/AAA	197,936
	80	7.00%, 7/25/42, CMO (k)	Aaa/AAA	94,150
	418	7.00%, 11/25/43, CMO (k)	Aaa/AAA	468,956
	364	7.00%, 2/25/44, CMO (k)	Aaa/AAA	431,042
	2,271	7.00%, 3/25/45, CMO (k)	Aaa/AAA	2,596,880
	209	7.00%, 12/1/46, MBS (k)	Aaa/AAA	233,555
	384	7.00%, 1/1/47, MBS (k)	Aaa/AAA	429,686
	1,308	7.300%, 2/25/42, CMO, VRN (k)	Aaa/AAA	1,511,846
	562	7.50%, 6/1/17, MBS (k)	Aaa/AAA	616,731
	41	7.50%, 12/1/17, MBS (k)	Aaa/AAA	46,226
	425	7.50%, 5/1/22, MBS (k)	Aaa/AAA	491,561

10	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2011 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Fannie Mae (continued)
	$57	7.50%, 10/25/22, CMO (k)	Aaa/AAA	$64,426
	593	7.50%, 4/1/24, MBS (k)	Aaa/AAA	674,518
	54	7.50%, 11/25/26, CMO (k)	Aaa/AAA	60,262
	204	7.50%, 6/19/30, CMO, VRN (k)	Aaa/AAA	229,763
	206	7.50%, 6/25/30, CMO (k)	Aaa/AAA	234,308
	47	7.50%, 7/1/31, MBS (k)	Aaa/AAA	53,796
	104	7.50%, 5/1/32, MBS (k)	Aaa/AAA	120,288
	90	7.50%, 9/1/37, MBS (k)	Aaa/AAA	101,634
	1,193	7.50%, 7/25/41, CMO (k)	Aaa/AAA	1,380,137
	74	7.50%, 7/25/42, CMO (k)	Aaa/AAA	85,292
	8	7.50%, 8/25/42, CMO	Aaa/AAA	9,269
	1,142	7.50%, 10/25/42, CMO (k)	Aaa/AAA	1,315,742
	659	7.50%, 3/25/44, CMO (k)	Aaa/AAA	758,415
	2,597	7.50%, 6/25/44, CMO (k)	Aaa/AAA	3,016,276
	87	7.70%, 3/25/23, CMO (k)	Aaa/AAA	99,040
	8	8.00%, 4/1/19, MBS	Aaa/AAA	8,772
	339	8.00%, 9/25/21, CMO (k)	Aaa/AAA	387,365
	3	8.00%, 1/1/22, MBS	Aaa/AAA	3,368
	4	8.00%, 12/1/22, MBS	Aaa/AAA	4,548
	7	8.00%, 6/1/24, MBS	Aaa/AAA	7,958
	296	8.00%, 9/1/24, MBS (k)	Aaa/AAA	340,517
	1	8.00%, 12/1/24, MBS	Aaa/AAA	1,530
	2	8.00%, 9/1/27, MBS	Aaa/AAA	2,877
	18	8.00%, 4/1/30, MBS	Aaa/AAA	21,100
	81	8.00%, 5/1/30, MBS (k)	Aaa/AAA	93,431
	1,818	8.00%, 7/19/30, CMO, VRN (k)	Aaa/AAA	2,076,409
	38	8.00%, 8/1/30, MBS (k)	Aaa/AAA	44,421
	1	8.00%, 9/1/30, MBS	Aaa/AAA	1,255
	1	8.00%, 10/1/30, MBS	Aaa/AAA	1,290
	15	8.00%, 1/1/31, MBS	Aaa/AAA	17,246
	11	8.00%, 3/1/31, MBS	Aaa/AAA	13,088
	117	8.00%, 5/1/31, MBS (k)	Aaa/AAA	135,763
	273	8.00%, 7/1/31, MBS (k)	Aaa/AAA	315,358
	30	8.00%, 8/1/31, MBS	Aaa/AAA	35,092
	334	8.00%, 10/1/31, MBS (k)	Aaa/AAA	386,253
	54	8.00%, 11/1/31, MBS (k)	Aaa/AAA	63,221
	29	8.00%, 1/1/32, MBS (k)	Aaa/AAA	33,131
	96	8.00%, 5/1/32, MBS (k)	Aaa/AAA	111,257
	12	8.00%, 6/1/32, MBS	Aaa/AAA	13,907
	109	8.00%, 1/1/35, MBS (k)	Aaa/AAA	123,886
	41	8.50%, 4/1/16, MBS (k)	Aaa/AAA	43,994
	557	8.50%, 9/25/21, CMO (k)	Aaa/AAA	631,707
	529	8.50%, 10/25/21, CMO (k)	Aaa/AAA	647,543
	346	8.50%, 12/25/21, CMO (k)	Aaa/AAA	395,484
	1,317	8.50%, 6/18/27, CMO (k)	Aaa/AAA	1,570,000
	219	8.50%, 6/25/30, CMO (k)	Aaa/AAA	253,950
	419	8.50%, 6/1/36, MBS (k)	Aaa/AAA	473,852
	877	9.416%, 5/15/21, MBS (k)	Aaa/AAA	1,024,098

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2011 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Fannie Mae (continued)
	$271	10.044%, 7/15/27, MBS (k)	Aaa/AAA	$307,004
	9	10.30%, 4/25/19, CMO	Aaa/AAA	8,796

				509,426,252

Federal Housing Administration – 0.8%
	3,191	7.25%, 8/1/31 (f)	Aaa/AAA	3,164,247
	161	7.43%, 6/1/24 (f)	Aaa/AAA	159,471

				3,323,718

Freddie Mac – 29.8%
	10	2.387%, 12/1/26, FRN, MBS	Aaa/AAA	10,723
	75	2.547%, 9/1/31, FRN, MBS (k)	Aaa/AAA	75,611
	8	2.721%, 4/1/33, FRN, MBS	Aaa/AAA	8,438
	3,000	4.00%, MBS, TBA (e)	Aaa/AAA	2,968,593
	54	5.00%, 10/15/16, CMO (k)	Aaa/AAA	55,402
	54	5.00%, 11/15/16, CMO (k)	Aaa/AAA	55,139
	51	5.00%, 2/15/24, CMO (k)	Aaa/AAA	55,617
	15	6.00%, 10/15/12, CMO	Aaa/AAA	14,947
	228	6.00%, 9/15/16, CMO (k)	Aaa/AAA	242,643
	2,325	6.00%, 12/15/16, CMO (k)	Aaa/AAA	2,519,660
	31	6.00%, 3/15/17, CMO (k)	Aaa/AAA	32,924
	905	6.00%, 4/1/17, MBS (k)	Aaa/AAA	984,411
	732	6.00%, 12/15/28, CMO (k)	Aaa/AAA	792,431
	1,149	6.00%, 2/15/31, CMO (k)	Aaa/AAA	1,244,706
	705	6.00%, 4/15/31, CMO (k)	Aaa/AAA	770,478
	1,506	6.00%, 9/25/31, CMO (k)	Aaa/AAA	1,659,638
	14,392	6.00%, 2/15/32, CMO (k)	Aaa/AAA	15,790,781
	6	6.00%, 2/1/33, MBS	Aaa/AAA	6,453
	1,513	6.00%, 3/1/33, MBS (k)	Aaa/AAA	1,639,000
	44	6.00%, 2/1/34, MBS (k)	Aaa/AAA	48,332
	128	6.00%, 3/15/35, CMO (k)	Aaa/AAA	136,003
	846	6.50%, 11/1/16, MBS (k)	Aaa/AAA	924,281
	6	6.50%, 4/15/18, CMO	Aaa/AAA	6,249
	17	6.50%, 8/1/21, MBS	Aaa/AAA	18,718
	148	6.50%, 9/15/23, CMO (k)	Aaa/AAA	163,812
	2,460	6.50%, 10/15/23, CMO (k)	Aaa/AAA	2,559,997
	376	6.50%, 12/15/23, CMO (k)	Aaa/AAA	405,319
	374	6.50%, 3/15/26, CMO (k)	Aaa/AAA	414,755
	1,047	6.50%, 2/15/28, CMO (k)	Aaa/AAA	1,166,406
	1,978	6.50%, 5/15/29, CMO (k)	Aaa/AAA	2,163,393
	9	6.50%, 6/1/29, MBS	Aaa/AAA	9,767
	242	6.50%, 7/15/29, CMO (k)	Aaa/AAA	277,959
	9,216	6.50%, 6/15/31, CMO (k)	Aaa/AAA	10,284,085
	5,182	6.50%, 9/15/31, CMO (k)	Aaa/AAA	5,980,163
	100	6.50%, 12/15/31, CMO (k)	Aaa/AAA	103,703
	410	6.50%, 2/15/32, CMO (k)	Aaa/AAA	457,194
	935	6.50%, 6/15/32, CMO (k)	Aaa/AAA	1,075,898
	4,929	6.50%, 7/15/32, CMO (k)	Aaa/AAA	5,677,062
	2,232	6.50%, 7/1/37, MBS (k)	Aaa/AAA	2,468,360

12	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2011 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Freddie Mac (continued)
	$115	6.50%, 2/25/43, CMO (k)	Aaa/AAA	$132,466
	107	6.50%, 9/25/43, CMO, VRN (k)	Aaa/AAA	123,847
	608	6.50%, 10/25/43, CMO (k)	Aaa/AAA	677,813
	5,236	6.50%, 3/25/44, CMO (k)	Aaa/AAA	6,033,632
	353	6.50%, 9/1/47, MBS (k)	Aaa/AAA	390,468
	494	6.50%, 9/1/48, MBS (k)	Aaa/AAA	544,860
	118	6.50%, 10/1/48, MBS (k)	Aaa/AAA	130,734
	982	6.782%, 7/25/32, CMO, VRN (k)	Aaa/AAA	1,099,108
	1,374	6.90%, 9/15/23, CMO (k)	Aaa/AAA	1,556,373
	690	6.95%, 7/15/21, CMO (k)	Aaa/AAA	771,838
	4	7.00%, 3/1/12, MBS	Aaa/AAA	3,975
	7	7.00%, 7/15/12, CMO	Aaa/AAA	6,587
	77	7.00%, 9/1/12, MBS (k)	Aaa/AAA	81,040
	6	7.00%, 10/1/12, MBS	Aaa/AAA	6,248
	9	7.00%, 11/1/12, MBS	Aaa/AAA	8,938
	8	7.00%, 12/1/12, MBS	Aaa/AAA	8,246
	283	7.00%, 7/1/13, MBS (k)	Aaa/AAA	299,009
	8	7.00%, 1/1/14, MBS	Aaa/AAA	8,787
	295	7.00%, 9/1/14, MBS (k)	Aaa/AAA	319,017
	63	7.00%, 11/1/14, MBS (k)	Aaa/AAA	68,181
	24	7.00%, 7/1/15, MBS	Aaa/AAA	25,739
	4	7.00%, 8/1/15, MBS	Aaa/AAA	4,780
	38	7.00%, 4/1/16, MBS (k)	Aaa/AAA	42,015
	4	7.00%, 6/1/16, MBS	Aaa/AAA	3,862
	33	7.00%, 7/1/16, MBS (k)	Aaa/AAA	35,598
	9	7.00%, 11/1/16, MBS	Aaa/AAA	10,052
	9	7.00%, 3/1/17, MBS	Aaa/AAA	9,570
	578	7.00%, 6/1/17, MBS (k)	Aaa/AAA	618,678
	395	7.00%, 8/1/21, MBS (k)	Aaa/AAA	431,362
	752	7.00%, 9/1/21, MBS (k)	Aaa/AAA	820,935
	494	7.00%, 5/15/23, CMO (k)	Aaa/AAA	501,068
	1,272	7.00%, 1/15/24, CMO (k)	Aaa/AAA	1,426,807
	69	7.00%, 3/15/24, CMO (k)	Aaa/AAA	77,506
	70	7.00%, 5/15/24, CMO (k)	Aaa/AAA	79,000
	9	7.00%, 7/1/24, MBS	Aaa/AAA	9,666
	730	7.00%, 9/15/25, CMO (k)	Aaa/AAA	839,407
	959	7.00%, 7/15/27, CMO (k)	Aaa/AAA	1,118,969
	4,311	7.00%, 3/15/29, CMO (k)	Aaa/AAA	4,590,391
	83	7.00%, 3/1/31, MBS (k)	Aaa/AAA	95,424
	1,653	7.00%, 6/15/31, CMO (k)	Aaa/AAA	1,845,961
	652	7.00%, 10/1/31, MBS (k)	Aaa/AAA	745,367
	255	7.00%, 1/1/32, MBS (k)	Aaa/AAA	291,331
	23	7.00%, 3/1/32, MBS	Aaa/AAA	26,094
	48	7.00%, 4/1/32, MBS (k)	Aaa/AAA	54,789
	396	7.00%, 1/1/36, MBS (k)	Aaa/AAA	453,246
	2,450	7.00%, 6/1/36, MBS (k)	Aaa/AAA	2,764,805
	402	7.00%, 7/1/36, MBS (k)	Aaa/AAA	453,635
	4,260	7.00%, 8/1/36, MBS (k)	Aaa/AAA	4,807,996

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	13

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2011 (continued)

Principal Amount (000s)				Credit Rating (Moody’s/S&P)*	Value
Freddie Mac (continued)
	$1,394		7.00%, 9/1/36, MBS (k)	Aaa/AAA	$1,572,925
	1,173		7.00%, 11/1/36, MBS (k)	Aaa/AAA	1,322,888
	451		7.00%, 12/1/36, MBS (k)	Aaa/AAA	508,638
	2,401		7.00%, 1/1/37, MBS (k)	Aaa/AAA	2,709,733
	887		7.00%, 2/25/43, CMO (k)	Aaa/AAA	1,006,239
	373		7.00%, 9/25/43, CMO (k)	Aaa/AAA	434,340
	118		7.00%, 10/25/43, CMO (k)	Aaa/AAA	136,266
	237		7.291%, 7/25/32, CMO, VRN (k)	Aaa/AAA	277,686
	63		7.50%, 1/1/16, MBS (k)	Aaa/AAA	68,100
	1,325		7.50%, 5/15/24, CMO (k)	Aaa/AAA	1,599,099
	232		7.50%, 8/1/24, MBS (k)	Aaa/AAA	267,843
	2		7.50%, 6/1/25, MBS	Aaa/AAA	2,481
	21		7.50%, 12/1/25, MBS	Aaa/AAA	24,638
	5		7.50%, 1/1/26, MBS	Aaa/AAA	5,712
	15		7.50%, 2/1/26, MBS	Aaa/AAA	17,499
	22		7.50%, 3/1/26, MBS	Aaa/AAA	25,620
	29		7.50%, 4/1/26, MBS (k)	Aaa/AAA	33,798
	25		7.50%, 5/1/26, MBS	Aaa/AAA	29,195
	235		7.50%, 6/1/26, MBS (k)	Aaa/AAA	269,402
	194		7.50%, 7/1/26, MBS (k)	Aaa/AAA	221,987
	49		7.50%, 8/1/26, MBS	Aaa/AAA	56,480
	14		7.50%, 11/1/26, MBS	Aaa/AAA	15,896
	490		7.50%, 12/1/26, MBS (k)	Aaa/AAA	562,463
	186		7.50%, 3/15/28, CMO (k)	Aaa/AAA	214,416
	3,572		7.50%, 4/1/28, MBS (k)	Aaa/AAA	4,103,208
	–	(g)	7.50%, 2/1/30, MBS	Aaa/AAA	560
	1		7.50%, 4/1/30, MBS	Aaa/AAA	1,142
	–	(g)	7.50%, 6/1/30, MBS	Aaa/AAA	80
	6		7.50%, 10/1/30, MBS	Aaa/AAA	7,327
	23		7.50%, 11/1/30, MBS	Aaa/AAA	26,597
	1,030		7.50%, 12/1/30, MBS (k)	Aaa/AAA	1,183,441
	697		7.50%, 5/1/32, MBS (k)	Aaa/AAA	799,876
	28		7.50%, 7/1/33, MBS (k)	Aaa/AAA	31,663
	85		7.50%, 7/1/34, MBS (k)	Aaa/AAA	96,742
	522		7.50%, 3/1/37, MBS (k)	Aaa/AAA	588,361
	72		7.50%, 2/25/42, CMO (k)	Aaa/AAA	84,429
	76		8.00%, 8/15/22, CMO (k)	Aaa/AAA	88,933
	40		8.00%, 7/1/24, MBS	Aaa/AAA	47,282
	57		8.00%, 8/1/24, MBS (k)	Aaa/AAA	66,744
	662		8.00%, 12/1/26, MBS (k)	Aaa/AAA	774,883
	168		8.00%, 4/15/30, CMO (k)	Aaa/AAA	195,473
	183		8.50%, 4/15/22, CMO (k)	Aaa/AAA	192,352
	413		8.50%, 10/1/30, MBS (k)	Aaa/AAA	470,741

					117,867,449

Ginnie Mae – 9.1%
	198		5.50%, 6/20/35, FRN, MBS (k)	Aaa/AAA	208,468
	29		6.00%, 4/15/29, MBS (k)	Aaa/AAA	32,110

14	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2011 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Ginnie Mae (continued)
	$3	6.00%, 8/15/31, MBS	Aaa/AAA	$3,092
	59	6.00%, 2/15/36, MBS (k)	Aaa/AAA	65,321
	22	6.00%, 6/15/36, MBS	Aaa/AAA	24,434
	11	6.00%, 7/15/36, MBS	Aaa/AAA	11,637
	39	6.00%, 9/15/36, MBS (k)	Aaa/AAA	43,264
	75	6.00%, 10/15/36, MBS (k)	Aaa/AAA	82,645
	65	6.00%, 12/15/36, MBS (k)	Aaa/AAA	72,082
	17	6.00%, 6/15/37, MBS	Aaa/AAA	18,624
	1,610	6.00%, 7/15/37, MBS (k)	Aaa/AAA	1,784,040
	48	6.00%, 11/15/37, MBS (k)	Aaa/AAA	53,137
	60	6.00%, 12/15/37, MBS (k)	Aaa/AAA	66,563
	125	6.00%, 3/15/38, MBS (k)	Aaa/AAA	138,442
	620	6.00%, 9/15/38, MBS (k)	Aaa/AAA	694,159
	1,342	6.00%, 10/15/38, MBS (k)	Aaa/AAA	1,486,524
	4,264	6.00%, 11/15/38, MBS (k)	Aaa/AAA	4,758,727
	32	6.00%, 12/15/38, MBS (k)	Aaa/AAA	35,684
	14,000	6.00%, MBS, TBA (e)	Aaa/AAA	15,400,000
	99	6.50%, 11/20/24, MBS (k)	Aaa/AAA	111,388
	813	6.50%, 4/15/32, MBS (k)	Aaa/AAA	920,650
	1,079	6.50%, 5/15/32, MBS (k)	Aaa/AAA	1,222,285
	60	6.50%, 6/20/32, CMO (k)	Aaa/AAA	67,881
	399	6.50%, 8/20/38, MBS (k)	Aaa/AAA	441,926
	145	6.50%, 10/20/38, MBS (k)	Aaa/AAA	155,082
	3	7.00%, 4/15/24, MBS	Aaa/AAA	3,553
	25	7.00%, 7/15/25, MBS (k)	Aaa/AAA	28,109
	30	7.00%, 9/15/25, MBS	Aaa/AAA	34,360
	16	7.00%, 11/15/25, MBS	Aaa/AAA	18,930
	8	7.00%, 12/15/25, MBS	Aaa/AAA	9,393
	23	7.00%, 3/15/26, MBS	Aaa/AAA	26,000
	7	7.00%, 4/15/26, MBS	Aaa/AAA	8,399
	2	7.00%, 5/15/26, MBS	Aaa/AAA	2,322
	46	7.00%, 6/15/26, MBS (k)	Aaa/AAA	53,239
	3,552	7.00%, 3/20/31, CMO (k)	Aaa/AAA	3,990,035
	5	7.50%, 1/15/17, MBS	Aaa/AAA	5,878
	2	7.50%, 2/15/17, MBS	Aaa/AAA	2,598
	4	7.50%, 3/15/17, MBS	Aaa/AAA	3,909
	3	7.50%, 4/15/17, MBS	Aaa/AAA	2,918
	4	7.50%, 5/15/17, MBS	Aaa/AAA	5,527
	2	7.50%, 7/15/17, MBS	Aaa/AAA	2,405
	1	7.50%, 6/15/23, MBS	Aaa/AAA	911
	11	7.50%, 10/15/25, MBS	Aaa/AAA	12,224
	113	7.50%, 3/15/26, MBS (k)	Aaa/AAA	131,194
	138	7.50%, 6/20/26, CMO (k)	Aaa/AAA	161,260
	243	7.50%, 9/15/26, MBS (k)	Aaa/AAA	281,915
	9	7.50%, 12/15/26, MBS	Aaa/AAA	10,605
	2	7.50%, 1/15/27, MBS	Aaa/AAA	2,702
	4	7.50%, 2/15/27, MBS	Aaa/AAA	4,706
	56	7.50%, 3/15/27, MBS (k)	Aaa/AAA	65,389

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	15

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2011 (continued)

Principal Amount (000s)				Credit Rating (Moody’s/S&P)*	Value
Ginnie Mae (continued)
	$288		7.50%, 4/15/27, MBS (k)	Aaa/AAA	$335,105
	6		7.50%, 5/15/27, MBS	Aaa/AAA	6,835
	110		7.50%, 6/15/27, MBS (k)	Aaa/AAA	127,907
	158		7.50%, 7/15/27, MBS (k)	Aaa/AAA	183,967
	48		7.50%, 8/15/27, MBS (k)	Aaa/AAA	55,592
	56		7.50%, 12/15/27, MBS (k)	Aaa/AAA	64,751
	343		7.50%, 1/15/28, MBS (k)	Aaa/AAA	398,765
	87		7.50%, 2/15/28, MBS (k)	Aaa/AAA	100,445
	164		7.50%, 1/15/29, MBS (k)	Aaa/AAA	190,193
	187		7.50%, 2/15/29, MBS (k)	Aaa/AAA	218,042
	6		7.50%, 3/15/29, MBS	Aaa/AAA	6,608
	4		8.00%, 6/15/16, MBS	Aaa/AAA	4,023
	–	(g)	8.00%, 7/15/16, MBS	Aaa/AAA	170
	9		8.00%, 1/15/17, MBS	Aaa/AAA	9,481
	–	(g)	8.00%, 2/15/17, MBS	Aaa/AAA	161
	7		8.00%, 3/15/17, MBS	Aaa/AAA	7,571
	16		8.00%, 4/15/17, MBS	Aaa/AAA	17,058
	8		8.00%, 5/15/17, MBS	Aaa/AAA	9,892
	7		8.00%, 6/15/17, MBS	Aaa/AAA	7,346
	10		8.00%, 7/15/17, MBS	Aaa/AAA	10,949
	–	(g)	8.00%, 1/15/20, MBS	Aaa/AAA	561
	–	(g)	8.00%, 5/15/21, MBS	Aaa/AAA	105
	6		8.00%, 11/15/21, MBS	Aaa/AAA	6,550
	5		8.00%, 12/15/21, MBS	Aaa/AAA	5,302
	8		8.00%, 4/15/22, MBS	Aaa/AAA	9,366
	–	(g)	8.00%, 5/15/22, MBS	Aaa/AAA	327
	6		8.00%, 11/15/22, MBS	Aaa/AAA	6,861
	328		8.00%, 3/20/30, CMO (k)	Aaa/AAA	403,508
	–	(g)	8.50%, 10/15/16, MBS	Aaa/AAA	207
	–	(g)	8.50%, 5/15/22, MBS	Aaa/AAA	230
	1		8.50%, 1/15/23, MBS	Aaa/AAA	1,059
	2		8.50%, 4/15/23, MBS	Aaa/AAA	1,490
	2		8.50%, 8/15/30, MBS	Aaa/AAA	2,276
	12		8.50%, 2/15/31, MBS	Aaa/AAA	14,152
	14		9.00%, 6/15/16, MBS	Aaa/AAA	15,353
	35		9.00%, 11/15/16, MBS (k)	Aaa/AAA	39,523
	50		9.00%, 12/15/16, MBS (k)	Aaa/AAA	56,779
	21		9.00%, 9/15/17, MBS	Aaa/AAA	21,684
	45		9.00%, 12/15/17, MBS (k)	Aaa/AAA	51,142
	58		9.00%, 3/15/18, MBS (k)	Aaa/AAA	67,730
	44		9.00%, 5/15/18, MBS (k)	Aaa/AAA	50,858
	20		9.00%, 6/15/18, MBS	Aaa/AAA	20,325
	209		9.00%, 10/15/19, MBS (k)	Aaa/AAA	244,159
	152		9.00%, 11/15/19, MBS (k)	Aaa/AAA	177,593
	81		9.00%, 1/15/20, MBS (k)	Aaa/AAA	94,839

					35,813,486

16	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2011 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Small Business Administration Participation Certificates – 5.1%
	$590	4.625%, 2/1/25, ABS	Aaa/AAA	$624,778
	492	4.754%, 8/10/14, ABS	Aaa/AAA	520,499
	597	5.038%, 3/10/15, ABS	Aaa/AAA	640,395
	1,438	5.51%, 11/1/27, ABS	Aaa/AAA	1,560,556
	14,658	5.60%, 9/1/28, ABS	Aaa/AAA	15,825,384
	143	5.78%, 8/1/27, ABS	Aaa/AAA	153,396
	134	5.82%, 7/1/27, ABS	Aaa/AAA	148,487
	90	6.30%, 7/1/13	Aaa/AAA	93,631
	271	6.30%, 6/1/18	Aaa/AAA	297,027
	106	6.40%, 8/1/13	Aaa/AAA	108,999
	39	7.20%, 6/1/17	Aaa/AAA	42,854
	26	7.70%, 7/1/16	Aaa/AAA	28,664

				20,044,670

Vendee Mortgage Trust – 1.7%
	456	6.50%, 3/15/29, CMO	Aaa/AAA	527,729
	89	6.75%, 2/15/26, CMO	Aaa/AAA	101,093
	204	6.75%, 6/15/26, CMO	Aaa/AAA	235,547
	5,402	7.50%, 9/15/30, CMO	Aaa/AAA	5,745,871

				6,610,240

Total U.S. Government Agency Securities (cost-$676,074,638)				693,085,815

CORPORATE BONDS & NOTES – 62.8%
Airlines – 3.3%
	3,000	American Airlines, Inc., 10.50%, 10/15/12	B2/B	3,330,000
	921	Northwest Airlines, Inc., 1.034%, 5/20/14, FRN (MBIA) (k)	Baa2/A-	874,896
		United Air Lines Pass Through Trust,
	2,545	6.636%, 1/2/24 (k)	Baa2/BB+	2,614,510
	923	9.75%, 1/15/17	Baa2/BBB+	1,063,587
	4,249	10.40%, 5/1/18 (k)	Baa2/BBB+	4,918,657

				12,801,650

Banking – 11.0%
	£1,100	Barclays Bank PLC, 14.00%, 6/15/19 (h)	Baa2/A-	2,171,573
		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
	€2,000	6.875%, 3/19/20	NR/NR	2,682,248
	$5,900	11.00%, 6/30/19 (a)(d)(h)(k)	A2/AA-	7,648,193
	7,700	Discover Bank, 7.00%, 4/15/20	Ba1/BBB-	8,439,739
	5,000	ICICI Bank Ltd., 5.75%, 11/16/20 (a)(d)(k)	Baa2/BBB-	4,876,955
	13,000	Regions Financial Corp., 7.75%, 11/10/14 (k)	Ba3/BB+	13,661,102
		Royal Bank of Scotland PLC, FRN,
	2,000	0.503%, 4/11/16	Baa3/BBB	1,631,060
	3,000	1.043%, 9/29/15	Baa3/BBB	2,403,402

				43,514,272

Chemicals – 1.3%
	4,500	Lyondell Chemical Co., 8.00%, 11/1/17 (a)(d)	Ba2/BB	5,034,375

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	17

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2011 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Energy – 0.2%
	$625	Consol Energy, Inc., 8.25%, 4/1/20 (a)(d)	B1/BB	$685,938

Financial Services – 27.4%
		Ally Financial, Inc.,
	3,000	6.75%, 12/1/14	B3/B	3,209,178
	6,100	8.30%, 2/12/15	B3/B	6,908,250
	1,800	C10 Capital SPV Ltd., 6.722%, 12/31/16 (h)	NR/B-	1,313,957
	3,000	Cantor Fitzgerald L.P., 6.375%, 6/26/15 (a)(d)	Baa3/BBB	3,046,509
		CIT Group, Inc.,
	1,780	7.00%, 5/1/13	B3/B+	1,822,208
	502	7.00%, 5/1/14	B3/B+	512,832
	502	7.00%, 5/1/15	B3/B+	510,321
	837	7.00%, 5/1/16	B3/B+	847,399
	1,172	7.00%, 5/1/17	B3/B+	1,184,896
		Citigroup, Inc. (k),
	9,000	5.00%, 9/15/14	Baa1/A-	9,438,786
	10,000	5.625%, 8/27/12	Baa1/A-	10,532,920
	2,500	Credit Agricole S.A., 6.637%, 5/31/17 (a)(d)(h)(k)	A3/A-	2,168,250
		Ford Motor Credit Co. LLC,
	1,000	6.625%, 8/15/17	Ba2/B+	1,072,985
	10,000	8.70%, 10/1/14 (k)	Ba2/B+	11,480,550
		General Electric Capital Corp.,
	5,000	4.375%, 9/16/20 (k)	Aa2/AA+	4,863,835
	£3,000	6.50%, 9/15/67, (converts to FRN on 9/15/17)	Aa3/A+	4,591,802
	$4,000	HSBC Finance Corp., 6.676%, 1/15/21 (a)(d)(k)	Baa1/BBB+	4,149,964
		International Lease Finance Corp. (a)(d),
	2,000	6.75%, 9/1/16	Ba3/BBB-	2,150,000
	7,000	7.125%, 9/1/18	Ba3/BBB-	7,577,500
	4,000	Merrill Lynch & Co., Inc., 0.763%, 1/15/15, FRN (k)	A2/A	3,807,108
		Morgan Stanley,
	8,000	0.753%, 10/18/16, FRN (k)	A2/A	7,425,872
	AUD 2,700	5.37%, 3/1/13, FRN	A2/NR	2,623,938
	$1,000	6.625%, 4/1/18 (k)	A2/A	1,087,985
		SLM Corp.,
	150	0.603%, 1/27/14, FRN	Ba1/BBB-	139,974
	€1,500	3.125%, 9/17/12	Ba1/BBB-	1,998,506
	$570	3.222%, 2/1/14, FRN	Ba1/BBB-	535,401
	1,050	5.00%, 10/1/13	Ba1/BBB-	1,080,479
	500	5.125%, 8/27/12	Ba1/BBB-	517,882
	200	5.375%, 1/15/13	Ba1/BBB-	208,195
	1,000	5.375%, 5/15/14	Ba1/BBB-	1,022,683
	1,000	8.00%, 3/25/20	Ba1/BBB-	1,044,190
	2,500	8.45%, 6/15/18	Ba1/BBB-	2,703,908
	1,800	UBS AG, 5.875%, 12/20/17 (k)	Aa3/A+	1,967,486
	4,750	Waha Aerospace BV, 3.925%, 7/28/20 (a)(d)(k)	Aa2/AA	4,804,188

				108,349,937

Healthcare & Hospitals – 0.4%
	1,500	HCA, Inc., 9.00%, 12/15/14	Caa1/B-	1,590,000

18	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2011 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Hotels/Gaming – 0.0%
	$100	MGM Resorts International, 9.00%, 3/15/20 (a)(d)	B1/B	$111,000

Insurance – 9.0%
		American International Group, Inc.,
	13,400	5.85%, 1/16/18 (k)	Baa1/A-	14,016,815
	3,000	6.25%, 5/1/36 (k)	Baa1/A-	2,996,991
	3,900	6.40%, 12/15/20 (k)	Baa1/A-	4,166,971
	9,700	8.25%, 8/15/18 (k)	Baa1/A-	11,460,744
	£1,750	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Baa2/BBB	3,027,308

				35,668,829

Oil & Gas – 7.6%
		Anadarko Petroleum Corp.,
	$600	6.20%, 3/15/40	Ba1/BBB-	572,420
	3,600	6.375%, 9/15/17	Ba1/BBB-	3,981,885
	4,500	6.45%, 9/15/36 (k)	Ba1/BBB-	4,397,675
	7,000	BP Capital Markets PLC, 4.75%, 3/10/19 (k)	A2/A	7,306,747
		Gaz Capital S.A. for Gazprom,
	€1,000	5.875%, 6/1/15 (a)(d)	Baa1/BBB	1,446,404
	$3,000	8.625%, 4/28/34	Baa1/BBB	3,618,900
	2,000	Morgan Stanley Bank AG for OAO Gazprom, 9.625%, 3/1/13	Baa1/BBB	2,265,000
	1,250	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.332%, 9/30/27 (b)	Aa2/A	1,362,476
	5,000	Shell International Finance BV, 5.50%, 3/25/40 (k)	Aa1/AA	5,157,805

				30,109,312

Real Estate Investment Trust – 1.8%
	2,000	Kilroy Realty L.P., 5.00%, 11/3/15	Baa3/BBB-	2,017,086
	4,500	Reckson Operating Partnership L.P., 7.75%, 3/15/20 (k)	Ba1/BB+	4,913,109

				6,930,195

Retail – 0.3%
	982	CVS Pass Through Trust, 7.507%, 1/10/32 (a)(d)(k)	Baa2/BBB+	1,130,677

Utilities – 0.5%
	2,000	Energy Future Holdings Corp., 10.25%, 1/15/20 (a)(d)	Caa3/B	2,125,286

Total Corporate Bonds & Notes (cost-$214,777,572)				248,051,471

MORTGAGE-BACKED SECURITIES – 42.0%
		Banc of America Large Loan, Inc.,
	2,833	5.686%, 4/24/49, CMO, VRN (a)(d)(f)	NR/NR	2,851,092
		Bear Stearns Adjustable Rate Mortgage Trust,
	5,000	2.869%, 10/25/35, CMO, FRN	NR/BB	4,389,205
	937	Bear Stearns Alt-A Trust, 6.038%, 8/25/36, CMO, VRN	Caa3/CCC	625,679
	40	Citigroup Mortgage Loan Trust, Inc., 7.00%, 9/25/33, CMO	Aaa/NR	40,222
		Countrywide Alternative Loan Trust, CMO,
	1,758	6.25%, 8/25/37	Caa3/CC	1,288,295
	2,453	6.50%, 7/25/35	Ca/CCC	1,455,515
		Countrywide Home Loan Mortgage Pass Through Trust, CMO,
	1,463	4.082%, 8/25/34, FRN	A1/AA	1,049,911
	4,503	6.00%, 5/25/37	Caa2/NR	3,763,358

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	19

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2011 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
	$4,691	7.50%, 11/25/34 (a)(d)	Baa1/NR	$4,811,522
	670	7.50%, 6/25/35 (a)(d)	B1/BBB	535,516
		Credit Suisse First Boston Mortgage Securities Corp., CMO,
	555	1.41%, 3/25/34, FRN	Aa2/AA+	474,853
	1,224	7.00%, 2/25/34	Aa2/AAA	1,235,759
		Credit Suisse Mortgage Capital Certificates, CMO,
	5,957	0.431%, 10/15/21, FRN (a)(d)	Aa1/AAA	5,692,939
	2,306	5.695%, 9/15/40, VRN	NR/A-	2,413,496
	€2,774	DECO Series, 1.191%, 10/27/20, CMO, FRN	Aaa/AAA	3,229,094
	$6,770	Deutsche Mortgage Securities, Inc., 5.00%, 6/26/35, CMO, VRN (a)(d)	A3/AAA	4,902,932
	€70	EMF-NL, 1.906%, 10/17/39, CMO, FRN	NR/AAA	95,110
	$618	GMAC Mortgage Corp. Loan Trust, 5.164%, 8/19/34, CMO, FRN	Aa2/AAA	491,516
	3,265	GSAA Trust, 6.00%, 4/1/34, CMO	Aa1/AAA	3,284,757
		GSMPS Mortgage Loan Trust, CMO (a)(d),
	4,599	7.00%, 6/25/43	NR/NR	4,696,907
	115	7.50%, 6/19/27, VRN	NR/NR	114,658
	1,715	8.00%, 9/19/27, VRN	NR/NR	1,756,393
		GSR Mortgage Loan Trust, CMO,
	1,185	0.59%, 12/25/34, FRN	Aa2/AAA	1,042,001
	600	0.60%, 12/25/34, FRN	Aa1/NR	515,122
	6,726	5.164%, 11/25/35, VRN	NR/BB+	6,628,170
	5,000	5.50%, 11/25/35	NR/CCC	4,403,435
	1,649	6.50%, 1/25/34	NR/AAA	1,694,072
		Harborview Mortgage Loan Trust, CMO,
	3,376	0.631%, 10/19/33, FRN	Aaa/AAA	3,111,632
	3,517	5.362%, 6/19/36, VRN	Ca/D	2,232,856
	803	JPMorgan Alternative Loan Trust, 5.95%, 9/25/36, CMO, VRN	Caa1/B-	811,709
		JPMorgan Chase Commercial Mortgage Securities Corp., CMO (a)(d),
	5,000	0.711%, 7/15/19, FRN	Baa1/NR	4,114,957
	4,000	5.653%, 3/18/51, VRN	A1/NR	3,983,498
	6,516	JPMorgan Mortgage Trust, 3.383%, 10/25/36, CMO, VRN	Caa1/NR	5,417,575
	4,377	Luminent Mortgage Trust, 0.43%, 12/25/36, CMO, FRN	Caa2/B+	2,986,528
		MASTR Adjustable Rate Mortgage Trust,
	2,019	3.392%, 10/25/34, CMO, VRN	NR/A	1,644,951
		MASTR Alternative Loans Trust, CMO,
	1,139	6.25%, 7/25/36	Caa3/CCC	890,277
	1,400	6.50%, 3/25/34	Aaa/AAA	1,471,054
	116	7.00%, 4/25/34	Aaa/AAA	110,879
		MASTR Reperforming Loan Trust, CMO (a)(d),
	3,152	7.00%, 5/25/35	Ba3/BBB-	3,193,596
	4,585	7.50%, 7/25/35	Ba3/AAA	4,243,562
		Newgate Fund PLC, CMO, FRN,
	£4,200	1.749%, 12/15/50	Aa2/AA	5,207,186
	£1,200	1.999%, 12/15/50	A3/A-	1,231,544
	€800	2.276%, 12/15/50	A3/A-	705,630
	€1,300	2.526%, 12/15/50	Ba1/BB+	1,015,961
		Nomura Asset Acceptance Corp., CMO (a)(d),
	$2,525	7.00%, 10/25/34	A1/AAA	2,550,928
	3,678	7.50%, 3/25/34	Aa3/AAA	3,751,195

20	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2011 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
	$7,575	7.50%, 10/25/34	A1/AAA	$7,767,244
		Residential Accredit Loans, Inc., CMO,
	3,717	0.44%, 6/25/46, FRN	Caa2/CCC	1,648,716
	4,507	6.00%, 8/25/35	NR/CCC	3,972,104
		Residential Asset Mortgage Products, Inc., CMO,
	78	6.50%, 11/25/31	NR/A+	77,726
	667	7.00%, 8/25/16	NR/B+	673,288
	1,127	8.50%, 10/25/31	Aa2/BB	1,153,140
	1,703	8.50%, 11/25/31	NR/CCC	1,815,132
	2,104	Sequoia Mortgage Trust, 0.461%, 7/20/36, CMO, FRN	B1/BBB+	1,741,940
		Structured Adjustable Rate Mortgage Loan Trust,
	616	2.795%, 3/25/34, CMO, VRN	Aa2/AAA	613,517
		Structured Asset Mortgage Investments, Inc.,
	6,140	1.823%, 8/25/47, CMO, FRN	Caa2/CCC	4,090,505
	5,784	Structured Asset Securities Corp., 7.50%, 10/25/36, CMO (a)(d)	B3/CCC	5,793,118
		Wachovia Bank Commercial Mortgage Trust, CMO, FRN (a)(d),
	5,000	0.381%, 9/15/21	Baa2/A+	4,618,840
	1,835	1.261%, 9/15/21	Caa1/CCC-	1,708,449
		WaMu Mortgage Pass Through Certificates, CMO, VRN,
	575	2.704%, 5/25/35	NR/BB+	493,269
	4,040	5.286%, 12/25/36	NR/CCC	3,131,946
		Washington Mutual MSC Mortgage Pass Through Certificates, CMO,
	2,062	6.50%, 8/25/34	NR/AAA	2,129,471
	728	7.00%, 3/25/34	NR/AAA	765,578
	1,821	7.50%, 4/25/33	NR/AAA	1,887,401
		Wells Fargo Mortgage-Backed Securities Trust, CMO,
	1,418	2.833%, 6/25/35, FRN	NR/AA	1,374,303
	557	2.867%, 6/25/35, VRN	Baa1/AA+	548,622
	2,833	2.896%, 4/25/36, VRN	NR/BB+	2,519,799
	2,431	2.905%, 5/25/35, VRN	Baa2/AAA	2,354,218
	221	2.911%, 4/25/36, VRN	NR/CCC	202,224
	2,800	5.748%, 10/25/36, VRN	Caa1/NR	2,442,664

Total Mortgage-Backed Securities (cost - $160,040,944)				165,680,261

SENIOR LOANS (a)(c) – 6.3%
Financial Services – 4.1%
	11,000	American General Finance Corp., 7.25%, 4/21/15		11,174,933
		CIT Group, Inc.,
	1,829	6.25%, 8/11/15, Term 3		1,877,356
		International Lease Finance Corp.,
	1,700	6.75%, 3/17/15, Term B1		1,721,555
	1,300	7.00%, 3/17/16, Term B2		1,316,714

				16,090,558

Healthcare & Hospitals – 0.5%
	2,000	HCA, Inc., 1.553%, 11/17/12, Term A		1,990,670

Oil & Gas – 1.3%
	5,000	Petroleum Export, 3.319%, 12/7/12, Term B (e)		4,985,415

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	21

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2011 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Utilities – 0.4%
		Texas Competitive Electric Holdings Co. LLC,
	$1,877	3.761%, 10/10/14		$1,552,906
	37	3.803%, 10/10/14, Term B		31,158
	76	3.803%, 10/10/14, Term B (b)(l)
		(acquisition cost-$58,809; purchased 7/30/10)		62,551

				1,646,615

Total Senior Loans (cost-$24,321,438)				24,713,258

ASSET-BACKED SECURITIES – 3.9%
	777	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	Caa2/NR	655,451
		Advanta Business Card Master Trust, FRN,
	943	0.511%, 6/20/14	Ca/CCC-	811,973
	943	0.511%, 12/22/14	Ca/CCC-	811,973
		Ameriquest Mortgage Securities, Inc., FRN,
	1,849	3.785%, 11/25/32	Ca/D	151,474
	624	5.885%, 2/25/33	Ca/D	46,290
	1,752	Bear Stearns Asset-Backed Securities Trust, 0.76%, 9/25/34, FRN	NR/A	1,321,820
		Conseco Finance Securitizations Corp.,
	664	7.96%, 2/1/32	Ca/CCC-	542,854
	335	7.97%, 5/1/32	Ca/CCC-	255,629
		Conseco Financial Corp.,
	278	6.53%, 2/1/31, VRN	NR/CCC-	266,705
	461	7.05%, 1/15/27	B3/B	414,923
	1,128	Credit-Based Asset Servicing and Securitization LLC, 6.02%, 12/25/37 (a)(d)	Ba2/AAA	972,123
	CAD 800	Ford Auto Securitization Trust, 4.817%, 10/15/12 (a)(d)	NR/AAA	818,183
	$5,000	Green Tree, 8.97%, 4/25/38, VRN (a)(d)	NR/NR	5,602,690
	1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	Ca/NR	982,130
	1,828	Morgan Stanley ABS Capital I, 0.44%, 1/25/36, FRN	B3/B-	1,688,977
	44	Oakwood Mortgage Investors, Inc., 0.491%, 5/15/13, FRN	Caa1/B-	34,603
	33	Residential Asset Mortgage Products, Inc., 8.50%, 12/25/31	NR/CCC	33,964

Total Asset-Backed Securities (cost-$15,763,716)				15,411,762

SOVEREIGN DEBT OBLIGATIONS – 0.5%
Tunisia – 0.5%
	2,000	Banque Centrale de Tunisie S.A., 7.375%, 4/25/12 (cost-$2,019,180)	Baa3/BBB	2,085,000

Shares
CONVERTIBLE PREFERRED STOCK – 0.4%
Utilities – 0.4%
	27,200	PPL Corp., 9.50%, 7/1/13 (cost-$1,360,000)	NR/NR	1,476,960

22	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2011 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
MUNICIPAL BONDS – 0.3%
West Virginia – 0.3%
	$1,895	Tobacco Settlement Finance Auth. Rev.,
		7.467%, 6/1/47, Ser. A (cost-$1,782,941)	Baa3/BB+	$1,304,348

Shares
COMMON STOCK – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
	3,881	SemGroup Corp., Class A (j) (cost-$100,912)		111,780

Units
WARRANTS – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
	4,086	SemGroup Corp., expires 11/30/14 (j) (cost-$18,385)		28,599

Principal Amount (000s)
SHORT-TERM INVESTMENTS – 9.3%
Corporate Notes – 5.9%
Financial Services – 5.6%
		American General Finance Corp.,
	$3,100	0.552%, 12/15/11, FRN	B3/B	2,977,178
	€2,200	4.625%, 6/22/11	B3/NR	2,951,953
	$4,700	Ford Motor Credit Co. LLC, 7.25%, 10/25/11	Ba2/B+	4,845,648
	9,763	International Lease Finance Corp., 5.75%, 6/15/11 (k)	B1/BB+	9,885,038
	€1,000	SLM Corp., 1.30%, 11/15/11, FRN	Ba1/BBB-	1,327,221

				21,987,038

Insurance – 0.2%
	$1,000	American International Group, Inc., 0.413%, 10/18/11, FRN (k)	Baa1/A-	995,376

Oil & Gas – 0.1%
	500	BP Capital Markets PLC, 0.442%, 4/11/11, FRN (k)	A2/NR	500,096

		Total Corporate Notes (cost-$22,224,898)		23,482,510

Repurchase Agreements – 1.7%
	6,400	Credit Suisse Securities (USA) LLC, dated 1/31/11, 0.23%, due 2/1/11, proceeds $6,400,041; collateralized by U.S. Treasury Notes, 2.625%, due 1/31/18, valued at $6,516,369 including accrued interest		6,400,000
	495	State Street Bank & Trust Co., dated 1/31/11, 0.01%, due 2/1/11, proceeds $495,000; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $509,450 including accrued interest		495,000

Total Repurchase Agreements (cost-$6,895,000)				6,895,000

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	23

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2011 (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)*	Value
Municipal Bonds – 1.3%
Michigan – 1.3%
	$5,000	Municipal Bond Auth. Rev., 5.00%, 3/21/11, Ser. B (cost-$5,000,636)	NR/NR	$5,012,250

U.S. Treasury Obligations – 0.2%
		U.S. Treasury Bills,
	660	0.162%-0.191%, 6/16/11-6/23/11 (i)(m) (cost-$659,511)		659,511

U.S. Government Agency Securities – 0.2%
	122	Freddie Mac, 7.00%, 9/1/11, MBS (k)	Aaa/AAA	124,716
		Small Business Administration Participation Certificates,
	151	6.344%, 8/1/11	Aaa/AAA	154,819
	357	6.64%, 2/1/11	Aaa/AAA	358,055

Total U.S. Government Agency Securities (cost-$631,250)				637,590

Total Short-Term Investments (cost-$35,411,295)				36,686,861

Notional Amount
OPTIONS PURCHASED (j) – 0.0%
Put Options – 0.0%
	Fannie Mae (OTC),
$15,000,000	strike price $80, expires 3/3/11	–
$10,000,000	strike price $81, expires 2/3/11	–
$153,000,000	strike price $83, expires 3/3/11	2
$10,000,000	strike price $86, expires 2/3/11	–
$28,000,000	strike price $88, expires 2/3/11	–
$70,000,000	strike price $90, expires 3/3/11	1
$31,000,000	strike price $95, expires 2/3/11	–
	Freddie Mac (OTC),
$3,000,000	strike price $86, expires 2/3/11	–
	Ginnie Mae (OTC),
$13,000,000	strike price $99, expires 2/10/11	–

Total Options Purchased (cost-$39,023)		3

Total Investments (cost-$1,131,710,044) – 301.1%		1,188,636,118

Liabilities in excess of other assets – (201.1)%		(793,941,305)

Net Assets—100%		$394,694,813

24	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2011 (continued)

Notes to Schedule of Investments:

*	Unaudited.
(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $146,148,839, representing 37.0% of net assets.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2011.
(d)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	Delayed-delivery. To be delivered after January 31, 2011.
(f)	Fair-Valued – Securities with an aggregate value of $6,174,810, representing 1.6% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(g)	Principal amount less than $500.
(h)	Perpetual maturity. Maturity date shown is the first call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(i)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(j)	Non-income producing.
(k)	All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.
(l)	Restricted. The aggregate acquisition cost of such securities is $58,809 and the aggregate market value is $62,551, representing less than 0.05% of net assets.
(m)	Rates reflect the effective yields at purchase date.

Glossary:

ABS	-	Asset-Backed Securities
AUD	-	Australian Dollar
	£-	British Pound
CAD	-	Canadian Dollar
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on January 31, 2011.
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by Municipal Bond Investors Assurance
MBS	-	Mortgage-Backed Securities
NR	-	Not Rated
OTC	-	Over the Counter
TBA	-	To Be Announced
VRN	-	Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on January 31, 2011.

See Accompanying Notes to Financial Statements	1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	25

PIMCO Strategic Global Government Fund, Inc. Statement of Assets and Liabilities

January 31, 2011

Assets:
Investments, at value (cost-$1,131,710,044)	$1,188,636,118
Cash (including foreign currency of $157,747 with a cost of $157,184)	803,570
Receivable for investments sold	195,794,343
Unrealized appreciation of swaps	9,398,648
Interest receivable	7,818,245
Swap premiums paid	2,904,273
Receivable for principal paydown	250,175
Prepaid expenses	4,756
Total Assets	1,405,610,128

Liabilities:
Payable for investments purchased	544,813,867
Payable for reverse repurchase agreements	447,019,773
Payable to broker for cash collateral received	8,650,000
Swap premiums received	3,307,312
Dividends payable to shareholders	2,970,268
Unrealized depreciation of swaps	1,949,638
Unrealized depreciation of forward foreign currency contracts	670,027
Investment management fees payable	281,690
Interest payable for reverse repurchase agreements	74,067
Payable to broker	13,594
Accrued expenses and other liabilities	1,165,079
Total Liabilities	1,010,915,315
Net Assets	$394,694,813

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share, applicable to 39,603,580 shares issued and outstanding)	$396
Paid-in-capital in excess of par	427,741,996
Undistributed net investment income	2,491,806
Accumulated net realized loss	(99,264,915)
Net unrealized appreciation of investments, swaps and foreign currency transactions	63,725,530
Net Assets	$394,694,813
Net Asset Value Per Share	$9.97

26	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc. Statement of Operations

Year ended January 31, 2011

Investment Income:
Interest	$55,093,898
Dividends	65,677
Facility and other fee income	79,626
Total Investment Income	55,239,201

Expenses:
Investment management fees	3,259,271
Interest expense	1,496,284
Custodian and accounting agent fees	280,818
Stockholder communications	151,699
Audit and tax services	86,140
Legal fees	82,402
Transfer agent fees	39,975
Directors’ fees and expenses	35,232
New York Stock Exchange listing fees	32,913
Insurance expense	10,966
Miscellaneous	5,746
Total Expenses	5,481,446

Net Investment Income	49,757,755

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,159,725
Swaps	(8,659,899)
Foreign currency transactions	7,629,074
Net change in unrealized appreciation/depreciation of:
Investments	35,220,697
Swaps	4,503,965
Foreign currency transactions	(3,143,842)
Net realized and change in unrealized gain on investments, swaps and foreign currency transactions	40,709,720
Net Increase in Net Assets Resulting from Investment Operations	$90,467,475

See Accompanying Notes to Financial Statements	1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	27

PIMCO Strategic Global Government Fund, Inc. Statement of Changes in Net Assets

	Year ended January 31,
	2011	2010
Investment Operations:
Net investment income	$49,757,755	$43,452,927
Net realized gain on investments, swaps and foreign currency transactions	4,128,900	8,882,514
Net change in unrealized appreciation/depreciation of investments, swaps and foreign currency transactions	36,580,820	61,237,867
Net increase in net assets resulting from investment operations	90,467,475	113,573,308
Dividends to Stockholders from Net Investment Income	(55,794,474)	(51,619,448)

Common Stock Transactions:
Reinvestment of dividends	5,905,180	6,102,108
Total increase in net assets	40,578,181	68,055,968

Net Assets:
Beginning of year	354,116,632	286,060,664
End of year (including undistributed net investment income of $2,491,806 and $6,713,098, respectively)	$394,694,813	$354,116,632

Shares Issued in Reinvestment of Dividends	584,778	655,531

28	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc. Statement of Cash Flows

Year ended January 31, 2011

Increase in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$90,467,475
Adjustments to reconcile net increase in net assets resulting from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(1,828,834,066)
Proceeds from sales of long-term investments	1,632,169,361
Purchases of short-term portfolio investments, net	(3,214,706)
Net change in unrealized appreciation/depreciation of investments, swaps and foreign currency transactions	(36,580,820)
Net realized gain on investments, swaps and foreign currency transactions	(4,128,900)
Net amortization on investments	(4,830,668)
Increase in receivable for investments sold	(195,769,798)
Increase in interest receivable	(1,155,482)
Increase in receivable for principal paydown	(250,175)
Decrease in prepaid expenses	845
Increase in payable for investments purchased	393,118,909
Decrease in payable to broker	(32,652)
Increase in payable to broker for cash collateral received	6,254,000
Periodic and termination payments of swaps, net	(9,418,200)
Net cash provided by foreign currency transactions	7,668,131
Increase in investment management fees payable	29,769
Decrease in interest payable for reverse repurchase agreements	(1,232)
Increase in accrued expenses and other liabilities	927,190
Net cash provided by operating activities*	46,418,981

Cash Flows used for Financing Activities:
Increase in payable for reverse repurchase agreements	3,054,209
Cash dividends paid (excluding reinvestment of dividends of $5,905,180)	(49,439,946)
Net cash used for financing activities	(46,385,737)
Net increase in cash	33,244
Cash at beginning of year	770,326
Cash at end of year	$803,570
*	Included in operating expenses is cash paid for interest primarily related to participation in reverse repurchase agreement transactions of $1,497,058.

See Accompanying Notes to Financial Statements	1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	29

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2011

1. Organization and Significant Accounting Policies

PIMCO Strategic Global Government Fund, Inc. (the “Fund”) commenced operations on February 24, 1994. The Fund is organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has 500 million of $0.00001 par value per share of common shares authorized.

The Fund’s primary investment objective is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, the Fund seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high quality, intermediate-term U.S. debt securities. There is no guarantee that the Fund will meet its stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund's investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund's financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

30	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2011

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the year ended January 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of Government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves,

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	31

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2011

1. Organization and Significant Accounting Policies (continued)

and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Sovereign Debt Obligations – Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Option Contracts – Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Interest Rate Swaps – Interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Credit Default Swaps – Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these

32	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2011

1. Organization and Significant Accounting Policies (continued)

inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Senior Loans – Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

The Fund's policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at January 31, 2011 in valuing the Fund’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/11
Investments in Securities – Assets
U.S. Government Agency Securities	—	$689,762,097	$3,323,718	$693,085,815
Corporate Bonds & Notes:
Airlines	—	3,330,000	9,471,650	12,801,650
All Other	—	235,249,821	—	235,249,821
Mortgage-Backed Securities	—	162,829,169	2,851,092	165,680,261
Senior Loans	—	24,713,258	—	24,713,258
Asset-Backed Securities	—	15,411,762	—	15,411,762
Sovereign Debt Obligations	—	2,085,000	—	2,085,000
Convertible Preferred Stock	$1,476,960	—	—	1,476,960
Municipal Bonds	—	1,304,348	—	1,304,348
Common Stock	111,780	—	—	111,780
Warrants	—	28,599	—	28,599
Short-Term Investments	—	36,686,861	—	36,686,861
Options Purchased:
Credit Contracts	—	3	—	3

Total Investments in Securities – Assets	$1,588,740	$1,171,400,918	$15,646,460	$1,188,636,118

Other Financial Instruments* – Assets
Credit Contracts	—	$5,289,636		$5,289,636
Interest Contracts	—	4,109,012	—	4,109,012

Total Other Financial Instruments* – Assets	—	$9,398,648	—	$9,398,648

Other Financial Instruments* – Liabilities
Credit Contracts	—	$(1,173,640)	—	$(1,173,640)
Foreign Exchange Contracts	—	(670,027)	—	(670,027)
Interest Contracts	—	(775,998)	—	(775,998)

Total Other Financial Instruments* – Liabilities	—	$(2,619,665)	—	$(2,619,665)

Total Investments	$1,588,740	$1,178,179,901	$15,646,460	$1,195,415,101

*	Other financial instruments are derivatives not reflected in the Schedule of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	33

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2011

1. Organization and Significant Accounting Policies (continued)

There were no significant transfers between Levels 1 and 2 during the year ended January 31, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2011, was as follows:

	Beginning Balance 1/31/10	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3		Ending Balance 1/31/11
Investments in Securities – Assets
U.S. Government Agency Securities	$3,441,338	$(130,999)	$1,838	$3,827	$7,714	—	—		$3,323,718
Corporate Bonds & Notes:
Airlines	7,505,385	1,033,555	26,320	18,739	887,651	—	—		9,471,650
Mortgage-Backed Securities	215,345	2,419,777	12,520	(4,686)	303,246	—	$(95,110	)*	2,851,092
Common Stock	92,180	—	—	—	19,600	—	(111,780	)**	—
Warrants	21,449	—	—	—	7,150	—	(28,599	)**	—

Total Investments	$11,275,697	$3,322,333	$40,678	$17,880	$1,225,361	—	$(235,489)		$15,646,460

*	Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.
**	Transferred out of Level 3 into Level 1 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at January 31, 2011, was $1,217,535. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans and commitment fees received relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation has resulted in no material impact to the Fund's financial statements at January 31, 2011. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares dividends from net investment income monthly to stockholders. Distributions of net realized capital gains, if any, are paid annually. The Fund records dividends and distributions to its respective stockholders

34	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2011

1. Organization and Significant Accounting Policies (continued)

on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions from return of capital.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Fund purchases assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Mortgage Dollar Rolls

Mortgage dollar rolls involve the Fund selling securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest and maturity) securities on a specified future date. The difference between the selling price and future purchase price is an adjustment to interest income on the Statement of Operations. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for rolls as financing transactions. The Fund’s dollar roll transactions are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. At January 31, 2011, $915,640 in dollar roll commitments were outstanding.

(i) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	35

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2011

1. Organization and Significant Accounting Policies (continued)

counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(j) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent a Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(l) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may have made it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation

36	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2011

1. Organization and Significant Accounting Policies (continued)

(“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

(o) Interest Expense

Interest expense primarily relates to the Fund’s participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	37

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2011

2. Principal Risks (continued)

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s Sub-Adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may engage in transactions (such as reverse repurchase agreements) or purchase instruments that give rise to forms of leverage. In addition, to the extent the Fund employs leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Fund’s investment returns, resulting in greater losses.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

38	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2011

2. Principal Risks (continued)

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Fund is also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund's overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Fund had credit default swap agreements and securities transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. On September 3, 2010, the Fund paid $32,652 plus interest to Lehman Brothers Inc. (“SLH”). The remaining balances due to SLH are included in payable to broker on the Fund’s Statement of Assets and Liabilities.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Fund sometimes uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund's Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Option Transactions

The Fund writes (sells) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of its investment strategies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Fund's Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value. There were no open options written transactions at January 31, 2011.

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	39

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2011

3. Financial Derivative Instruments (continued)

(b) Swap Agreements

Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund enters into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund's Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund's Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund's Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its investment portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other

40	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2011

3. Financial Derivative Instruments (continued)

obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country as of period end are disclosed later in the Notes to Financial Statements (see 5(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of January 31, 2011 for which the Fund is the seller of protection are disclosed later in the Notes to Financial Statements (see 5(a)). These

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	41

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2011

3. Financial Derivative Instruments (continued)

potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(c) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund enters into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund also enters into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market price risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities.

The following is a summary of the fair valuation of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Fund’s Statement of Assets and Liabilities at January 31, 2011:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset Derivatives:
Investments, at value (options purchased)	$3	—	—	$3
Unrealized appreciation of swaps	4,109,012	$5,289,636	—	9,398,648

Total Asset Derivatives	$4,109,015	$5,289,636	—	$9,398,651

Liability Derivatives:
Unrealized depreciation of swaps	$(775,998)	$(1,173,640)	—	$(1,949,638)
Unrealized depreciation of forward foreign currency contracts	—	—	$(670,027)	(670,027)

Total Liability Derivatives	$(775,998)	$(1,173,640)	$(670,027)	$(2,619,665)

42	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2011

3. Financial Derivative Instruments (continued)

The effect of derivatives on the Fund’s Statement of Operations for the year ended January 31, 2011:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net Realized Gain (Loss) on:
Investments (options purchased)	$(84,961)	—	—	$(84,961)
Swaps	(8,427,579)	$(232,320)	—	(8,659,899)
Foreign currency transactions (forward foreign currency contracts)	—	—	$7,336,515	7,336,515

Total Net Realized Gain (Loss)	$(8,512,540)	$(232,320)	$7,336,515	$(1,408,345)

Net Change in Unrealized Appreciation/Depreciation of:
Investments (options purchased)	$(39,020)	—	—	$(39,020)
Swaps	4,426,301	$77,664	—	4,503,965
Foreign currency transactions (forward foreign currency contracts)	—	—	$(3,182,899)	(3,182,899)

Total Net Change in Unrealized Appreciation/Depreciation	$4,387,281	$77,664	$(3,182,899)	$1,282,046

The average volumes of derivative activities during the year ended January 31, 2011 were:

Options Purchased		Forward Foreign Currency Contracts(1)		Credit Default Swap Agreements(2)		Interest Rate Swap Agreements(2)
Contracts	Notional	Purchased	Sold	Purchased	Sold
—	211,600,000	10,538,217	71,337,661	5,360	48,660	95,940

(1)	U.S. $ value on origination date
(2)	Notional amount (in thousands)

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.85% of the Fund’s average daily net assets.

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

Purchases and sales of investments, other than short-term securities and U.S. government obligations, for the year ended January 31, 2011, were $276,857,328 and $203,045,850, respectively. Purchases and sales in U.S. government obligations were $1,551,976,738 and $1,890,523,922, respectively.

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	43

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2011

5. Investments in Securities (continued)

(a) Credit default swap agreements:

Buy protection swap agreements outstanding at January 31, 2011(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)*	Termination Date	Payments Made	Market Value(5)	Upfront Premiums Received	Unrealized Depreciation
Bank of America:
American International Group	$13,400	2.02%	3/20/18	(5.00)%	$(2,493,496)	$(1,319,856)	$(1,173,640)

Sell protection swap agreements outstanding at January 31, 2011(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)*	Termination Date	Payments Received	Market Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation
Bank of America:
MetLife	$13,400	1.24%	9/20/15	1.00%	$(124,230)	$(900,456)	$776,226
BNP Paribas:
General Electric	800	0.81%	12/20/13	4.60%	90,692	—	90,692
Citigroup:
American Express	500	0.47%	12/20/13	4.30%	57,419	—	57,419
SLM	6,000	1.91%	12/20/13	5.00%	553,626	518,648	34,978
SLM	1,300	1.91%	12/20/13	5.00%	119,952	(156,000)	275,952
Deutsche Bank:
American International Group	3,000	0.80%	3/20/13	2.10%	90,007	—	90,007
General Electric	4,100	0.81%	12/20/13	4.78%	486,074	—	486,074
General Electric	8,000	0.81%	12/20/13	4.82%	959,112	—	959,112
ING Bank	€5,000	1.23%	6/20/11	1.40%	15,955	—	15,955
SLM	$2,600	1.91%	12/20/13	5.00%	239,905	(318,500)	558,405
Merrill Lynch:
American Express	8,000	0.47%	12/20/13	4.10%	870,961	—	870,961
SLM	5,000	1.91%	12/20/13	5.00%	461,355	(612,500)	1,073,855

					$3,820,828	$(1,468,808)	$5,289,636

*	Unaudited.
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit

44	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2011

5. Investments in Securities (continued)

spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2011 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) Interest rate swap agreements outstanding at January 31, 2011:

	Notional Amount (000s)		Rate Type			Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Swap Counterparty		Termination Date	Payments Made	Payments Received	Market Value
Morgan Stanley	$9,500	6/15/21	3.50%	3-Month USD-LIBOR	$141,254	$339,625	$(198,371)
Royal Bank of Scotland	75,000	12/15/20	2.75%	3-Month USD-LIBOR	4,373,012	264,000	4,109,012
Royal Bank of Scotland	81,000	6/15/21	3.50%	3-Month USD-LIBOR	1,204,373	1,782,000	(577,627)

					$5,718,639	$2,385,625	$3,333,014

LIBOR – London Inter-Bank Offered Rate

(c) Forward foreign currency contracts outstanding at January 31, 2011:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value January 31, 2011	Unrealized Depreciation
Sold:
2,531,000 Australian Dollar settling 4/29/11	Deutsche Bank	$2,474,344	$2,496,411	$(22,067)
2,227,000 British Pound settling 3/21/11	Bank of America	3,445,881	3,565,802	(119,921)
3,489,000 British Pound settling 3/21/11	Barclays Bank	5,440,813	5,586,477	(145,664)
3,489,000 British Pound settling 3/21/11	Deutsche Bank	5,441,838	5,586,477	(144,639)
830,000 Canadian Dollar settling 2/17/11	Deutsche Bank	824,083	829,522	(5,439)
5,581,000 Euro settling 4/19/11	Citigroup	7,532,453	7,644,192	(111,739)
5,580,000 Euro settling 4/19/11	UBS	7,522,264	7,642,822	(120,558)

				$(670,027)

At January 31, 2011, the Fund held $530,000 in principal value of U.S. Treasury Bills, and $8,650,000 in cash as collateral for derivatives and delayed-delivery securities. Securities held as collateral will not be pledged and are not reflected in the Fund’s Schedule of Investments. Cash collateral held may be invested in accordance with the Fund's investment strategy.

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	45

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2011

5. Investments in Securities (continued)

(d) Open reverse repurchase agreements at January 31, 2011:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.45%	1/24/11	2/17/11	$39,922,765	$39,918,773
Barclays Bank	0.26%	1/20/11	2/17/11	3,956,343	3,956,000
	0.27%	1/13/11	2/10/11	31,382,471	31,378,000
	0.28%	1/13/11	2/10/11	502,074	502,000
	0.30%	1/31/11	2/10/11	29,648,247	29,648,000
	0.34%	1/13/11	2/10/11	56,736,179	56,726,000
	0.50%	1/7/11	2/3/11	3,597,249	3,596,000
	0.50%	1/12/11	2/11/11	8,982,494	8,980,000
	0.50%	1/21/11	2/17/11	19,686,007	19,683,000
	0.50%	1/24/11	2/22/11	8,677,964	8,677,000
	0.70%	1/11/11	2/8/11	10,365,231	10,361,000
BNP Paribas	0.25%	1/13/11	2/10/11	9,714,281	9,713,000
Citigroup	0.27%	1/13/11	2/10/11	42,746,090	42,740,000
	0.48%	1/13/11	2/9/11	500,127	500,000
Credit Suisse First Boston	0.50%	1/12/11	2/9/11	2,759,766	2,759,000
	0.60%	1/13/11	2/14/11	11,554,658	11,551,000
	0.65%	1/13/11	2/14/11	7,784,670	7,782,000
Goldman Sachs	0.25%	1/13/11	2/10/11	57,251,553	57,244,000
	0.25%	1/20/11	2/17/11	9,896,825	9,896,000
Greenwich Capital Markets	0.28%	1/13/11	2/10/11	568,084	568,000
	0.35%	1/13/11	2/10/11	54,742,110	54,732,000
	0.50%	1/10/11	2/7/11	21,059,433	21,053,000
	0.50%	1/12/11	2/11/11	606,168	606,000
	0.50%	1/14/11	2/15/11	7,088,772	7,087,000
	0.50%	1/24/11	2/18/11	4,048,450	4,048,000
Morgan Stanley	0.45%	1/12/11	2/14/11	3,315,829	3,315,000

					$447,019,773

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended January 31, 2011 was $439,616,615 at a weighted average interest rate of 0.33%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated for the benefit of the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements at January 31, 2011 was $469,259,148.

At January 31, 2011, the Fund held $570,000 and $275,000 in principal value of U.S. Treasury Obligations and Corporate Bonds and Notes, respectively, as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Fund’s Schedule of Investments.

6. Income Tax Information

For the years ended January 31, 2011 and January 31, 2010, the tax character of dividends paid of $55,794,474 and $51,619,448, respectively, were comprised entirely of ordinary income.

At January 31, 2011, distributable earnings of $2,458,409 was comprised entirely of ordinary income.

For the year ended January 31, 2011, permanent “book-tax” differences was primarily attributable to the differing treatment of swap payments, foreign currency transactions and paydowns. These adjustments were to increase undistributed net investment income and increase accumulated net realized loss by $1,815,427.

46	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2011

6. Income Tax Information (continued)

At January 31, 2011, the Fund had a capital loss carryforward of $98,829,069 (of which $47,506 will expire in 2012, $9,752,177 will expire in 2013, $6,177,207 will expire in 2014, $616,832 will expire in 2015, $7,081,408 will expire in 2016, $61,815,848 will expire in 2017 and $13,338,091 will expire in 2018) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The Fund utilized $2,140,051 of capital loss carryforward during the fiscal year ended January 31, 2011.

The cost basis of portfolio securities for federal income tax purposes is $1,132,145,890. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $66,185,112; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $9,694,884; and net unrealized appreciation for federal income tax purposes is $56,490,228. The difference between book and tax cost was attributable to wash sales and recognized gain for tax purposes on a corporate action.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multidistrict litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

In addition, in a lawsuit filed in the Northern District of Illinois Eastern Division, plaintiffs challenged certain trades by the Sub-Adviser in the June 2005 10 year futures contract. The Sub-Adviser’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against the Sub-Adviser. In settling this matter, the Sub-Adviser denies any liability. This settlement is purely private in nature and not a regulatory matter.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

8. Subsequent Events

On February 1, 2011, a dividend of $0.075 per share was declared to common shareholders payable March 1, 2011 to shareholders of record on February 11, 2011.

On March 1, 2011, a dividend of $0.075 per share was declared to common shareholders payable April 1, 2011 to shareholders of record on March 11, 2011.

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	47

PIMCO Strategic Global Government Fund, Inc. Financial Highlights

For a share of common stock outstanding throughout each year:

	Year ended January 31,
	2011	2010	2009		2008	2007
Net asset value, beginning of year	$9.08	$7.46	$9.84		$10.12	$10.39
Investment Operations:
Net investment income	1.27	1.13	0.89		0.60 (1)	0.65 (1)
Net realized and change in unrealized gain (loss) on investments, futures contracts, swaps and foreign currency transactions	1.04	1.83	(2.05)		(0.07)	(0.09)
Total from investment operations	2.31	2.96	(1.16)		0.53	0.56
Dividends to Stockholders from Net Investment Income	(1.42)	(1.34)	(1.22)		(0.81)	(0.83)
Net asset value, end of year	$9.97	$9.08	$7.46		$9.84	$10.12
Market price, end of year	$10.44	$10.73	$9.51		$10.39	$11.14
Total Investment Return (2)	11.82%	29.83%	4.63%		1.02%	4.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$394,695	$354,117	$286,061		$371,168	$378,385
Ratio of expenses to average net assets, including interest expense (3)	1.43%	1.63%	3.01	% (4)	5.48%	3.03%
Ratio of expenses to average net assets, excluding interest expense	1.04%	1.05%	1.18	% (4)	1.07%	1.06%
Ratio of net investment income to average net assets	12.98%	13.84%	9.96%		5.98%	6.42%
Portfolio turnover	168%	241%	110%		154%	123%

(1)	Calculated based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each year reported. Dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(3)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.
(4)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(n) in Notes to Financial Statements).

48	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of

PIMCO Strategic Global Government Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common shareholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Strategic Global Government Fund, Inc. (the “Fund”) at January 31, 2011, the results of its operations and of cash flows for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

March 23, 2011

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	49

PIMCO Strategic Global Government Fund, Inc. Tax Information/Annual Stockholder Meeting Results/Changes to Board of Directors/Proxy Voting Policies & Procedures (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise stockholders within 60 days of the Fund’s tax year ended January 31, 2011 as to the federal tax status of dividends and distributions received by stockholders during such tax year.

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, The Fund designates 0.12% of ordinary dividends paid (or the maximum amount allowable), as qualifying for the Dividend Received Deduction.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2011. In January 2012, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2011. The amount that will be reported will be the amount to use on your 2011 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended January 31, 2011. Stockholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Annual Stockholder Meeting Results:

The Fund held its annual meeting of stockholders on July 21, 2010. Stockholders voted as indicated below:

	Affirmative	Withheld Authority
Election of James A. Jacobson – Class I to serve until 2013	35,427,568	1,003,930
Re-election of William B. Ogden, IV – Class I to serve until 2013	35,364,643	1,066,855
Election of Alan Rappaport – Class III to serve until 2012	35,402,318	1,029,180

The other members of the Board of Directors at the time of the meeting, namely Messrs. Paul Belica, Hans W. Kertess and John C. Maney*, continued to serve as Directors of the Fund.

*	Interested Director

Changes to Board of Directors:

Robert E. Connor served as Director of the Fund until his death on April 8, 2010.

R. Peter Sullivan, III retired from the Fund’s Board of Directors effective July 31, 2010.

Effective September 21, 2010, the Fund’s Board of Directors appointed Bradford K. Gallagher as a Class II Director to serve until 2011.

Effective March 7, 2011, the Fund’s Board of Directors appointed Deborah A. Zoullas as a Class III Director to serve until 2011.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

50	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc.

Privacy Policy (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with stockholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former stockholders’ personal information. To ensure our stockholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing stockholders’ needs to be served.

Obtaining Personal Information

In the course of providing stockholders with products and services, we may obtain non-public personal information about stockholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from stockholder transactions, from a stockholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by stockholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a stockholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering stockholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on stockholder satisfaction. These companies may have access to a stockholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a stockholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a stockholder has chosen to invest. In addition, we may disclose information about a stockholder or stockholder’s accounts to a non-affiliated third party only if we receive a stockholder’s written request or consent.

Sharing Information with Affiliates

We may share stockholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a stockholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a stockholder and may include, for example, a stockholder’s participation in one of the Funds or in other investment programs, a stockholder’s ownership of certain types of accounts (such as IRAs), or other data about a stockholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share stockholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard stockholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a stockholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such stockholders. In addition, we have physical, electronic and procedural safeguards in place to guard a stockholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a stockholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	51

PIMCO Strategic Global Government Fund, Inc.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Stockholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Stock by BNY Mellon, as agent for the Common Stockholders (the “Plan Agent”), unless the stockholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the stockholder. In the case of record stockholders such as banks, brokers or other nominees that hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Stock certified from time to time by the record stockholder as representing the total amount registered in such stockholder’s name and held for the account of beneficial owners who are to participate in the Plan. Stockholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct stockholder, to the record holder by BNY Mellon, as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Stock you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions that would be incurred upon the purchase of Common Stock on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Stock on the payment date or (ii) 95% of the market price per Share on the payment date; or

(2)	If on the payment date the net asset value of the Common Stock is greater than the market price per Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Stock on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer Common Stock than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your Common Stock and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Stock with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s stockholder servicing agent, BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

52	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc.

Board of Directors (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director	Principal Occupation(s) During Past 5 Years:
The address of each director is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Directors since: 2008

Director since: 2008

Term of office: Expected to stand for re-election at 2011 annual meeting of stockholders.

Trustee/Director of 54 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica

Date of Birth: 9/27/21

Director since: 2008

Term of office: Expected to stand for re-election at 2012 annual meeting of stockholders.

Trustee/Director of 54 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Bradford K. Gallagher

Date of Birth: 2/28/44

Director since: 2010

Term of office: Expected to stand for election at 2011 annual meeting of stockholders.

Trustee/Director of 54 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).

Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006).

James A. Jacobson

Date of Birth: 2/3/45

Director since: 2009

Term of office: Expected to stand for re-election at 2013 annual meeting of stockholders.

Trustee/Director of 54 funds in Fund Complex

Trustee/Director of 16 funds in the Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

John C. Maney†

Date of Birth: 8/3/59

Director since: 2008

Term of office: Expected to stand for re-election at 2011 annual meeting of stockholders.

Trustee/Director of 79 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	53

PIMCO Strategic Global Government Fund, Inc.

Board of Directors (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director	Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV

Date of Birth: 1/11/45

Director since: 2008

Term of office: Expected to stand for re-election at 2013 annual meeting of stockholders.

Trustee/Director of 54 Funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport

Date of Birth: 3/13/53

Director since: 2010

Term of office: Expected to stand for election at 2012 annual meeting of stockholders.

Trustee/Director of 54 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Vice Chairman, Roundtable Investment Partners since 2009; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008).

Deborah A. Zoullas

Date of Birth: 11/13/52

Director since: 2011

Term of office: Expected to stand for election at 2011 annual meeting of stockholders.

Trustee/Director of 50 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School

(2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

†	Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Compensation Committee of NFJ Investment Group LLC; Management Board of Nicholas-Applegate Holdings LLC; Member – Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman – Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

54	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.11

PIMCO Strategic Global Government Fund, Inc.

Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2008	Management Board, Managing Director and Head of Mutual Fund Services Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; President of 50 funds in the Fund Complex and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2008	Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 79 funds in the Fund Complex; Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2008	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P; Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2008	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 79 funds in the Funds Complex and The Korea Fund, Inc. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2008	Senior Vice President, Chief Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2008	Vice President of Allianz Global Investors of America L.P.; Assistant Secretary of 79 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report	55

Directors	Fund Officers
Hans W. Kertess Chairman of the Board of Directors	Brian S. Shlissel President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer
Bradford K. Gallagher
James A. Jacobson	Thomas J. Fuccillo Vice President, Secretary & Chief Legal Officer
John C. Maney
William B. Ogden, IV	Scott Whisten Assistant Treasurer
Alan Rappaport
Deborah A. Zoullas	Richard J. Cochran Assistant Treasurer

Orhan Dzemaili Assistant Treasurer
Youse E. Guia Chief Compliance Officer
Lagan Srivastava Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Strategic Global Government Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of stock of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

1.31.11	PIMCO Strategic Global Government Fund, Inc. Annual Report

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

AZ602AR_013111

AGI_2011_02_25_0544

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	The CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS (the “Code”) was updated to remove interested trustees from being subject to the Code, which is not required under Section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval or ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica and James A. Jacobson, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $70,000 in 2010 and $70,000 in 2011.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2010 and $0 in 2011. These services consist of accounting consultations, agreed upon procedure reports, attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,175 in 2010 and $14,340 in 2011. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Strategic Global Government Fund, Inc. (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2010 Reporting Period was $2,077,625 and the 2011 Reporting Period was $5,203,370.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Hans W. Kertess, Alan Rappaport, William B. Ogden, IV, James A. Jacobson, Bradford K. Gallagher, Deborah Zoullas.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable due to no such divestments during the period covered since the previous Form NCSR filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND INC.

(the “Fund”)

PROXY VOTING POLICY

1.	It is the policy of the Fund that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Fund believes that the firms and/or persons purchasing and selling securities for the Fund and analyzing the performance of the Fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Fund and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Fund, on the other. Accordingly, the Fund’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Fund.

2.	The Fund delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policies of the Fund’s current sub-adviser is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Fund with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Fund’s Chief Compliance Officer.

6.

This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of the Fund with proxy voting authority and how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Fund’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the Fund’s Chief Compliance Officer or Board of Directors, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Fund’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy applies generally to voting and/or consent rights of PIMCO, on behalf of each Fund, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a Fund. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt security if: (1) the effect on the applicable Fund’s economic interests or the value of the portfolio holding is insignificant in relation to the Fund’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Fund, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

For all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable Fund or between the Fund and another Fund or PIMCO-advised account. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable Fund, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a Fund, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between a Fund and one or more other Funds or PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two Funds or accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each Fund’s or account’s best interests if the conflict exists between Funds or accounts managed by different portfolio managers.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of April 4, 2011, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Strategic Global Government Fund Inc. (“RCS” or the “Fund”):

Dan J. Ivascyn

Mr. Ivascyn has been the portfolio manager since May 2005. Mr. Ivascyn is a managing director, a member of the Executive Committee and portfolio manager of Pacific Investment Management Company LLC (``PIMCO'') in the Newport Beach office on the mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was in the asset-backed securities group at Bear Stearns. He has 19 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business. He received his undergraduate degree from Occidental College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of January 31, 2011, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Dan J. Ivascyn	RCS	6	6,087	9	794.17*	14**	27,583.13

*	Of these other Pooled Investment Vehicles, 2 accounts totaling $437.42 million in assets pay an advisory fee that is based in part on the performance of the accounts.
**	Of these Other Accounts, 1 account totaling $1,637.32 million in assets pays an advisory fee that is based in part on the performance of the account.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of the Fund’s Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Fund. Because of his or her position with the Fund, a portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he or she manages and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues. The policies and procedures are reviewed by PIMCO’s Chief Compliance Officer on a monthly basis and administered and enforced with the support of PIMCO’s Compliance group.

(a) (3)

As of January 31, 2011, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary – Base salary is determined based on core job responsibilities, market factors and business considerations. Salary levels are reviewed annually or when there is a significant change in job responsibilities or the market.

•

Performance Bonus – Performance bonuses are designed to reward high performance standards, work ethic and consistent individual and team contributions to the firm. Each professional and his or her supervisor will agree upon performance objectives to serve as the basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of group or department success. Achievement against these goals is measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process.

•

Equity or Long Term Incentive Compensation – Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual’s total compensation.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of January 31, 2011.

PIMCO Strategic Global Government Fund Inc.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dan J. Ivascyn	$100,001 - $500,000

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Strategic Global Government Fund, Inc.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: April 4, 2011

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: April 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: April 4, 2011

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: April 4, 2011